Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended June 30, 2006

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Second Quarter Review / Shareholder Information

New Plan is one of the nation’s largest real estate companies, focusing on the ownership, management and development of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 480 properties, including 175 properties held through joint ventures, and total assets of approximately $3.4 billion.  The properties are strategically located across 39 states and include 463 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 67.9 million square feet of gross leasable area, and 17 related retail real estate assets, with approximately 1.1 million square feet of gross leasable area.

Second Quarter Review

Activity Review

•                  During the second quarter of 2006, the Company acquired, through co-investments with its joint venture partners, seven shopping centers totaling approximately 1.5 million square feet of gross leaseable area (GLA) for an aggregate purchase price of approximately $137.7 million.  During the first six months of 2006, the Company acquired, including through co-investments with its joint venture partners, an aggregate of eleven shopping centers; three buildings adjacent to shopping centers owned by the Company or a joint venture; and one land parcel for an aggregate of approximately $216.2 million.  The acquisitions totaled approximately 2.5 million square feet of GLA and approximately 18 acres.  Acquisitions completed during the second quarter are summarized below:

CA New Plan Acquisition Fund, LLC (aggregate purchase price of approximately $13.4 million)

•                  On June 13, 2006, CA New Plan Acquisition Fund, LLC, a joint venture in which the Company holds a 10 percent interest, acquired Parmer Crossing, a 169,517 square foot shopping center located in Austin, Texas and anchored by Big Lots, Fry’s Electronics (non-owned) and Room Store, for approximately $13.4 million.

Galileo America LLC (aggregate purchase price of approximately $105.3 million)

•                  On May 4, 2006, Galileo America LLC, a joint venture in which the Company holds a 5 percent interest, acquired a portfolio of five shopping centers for an aggregate of approximately $105.3 million.  The portfolio includes: Springdale Center, a 612,616 square foot shopping center located in Mobile, Alabama and anchored by Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s and SAM’s CLUB (non-owned); Fashion Square, a 36,029 square foot shopping center located in Orange Park, Florida and anchored by American Flooring (non-owned), Carrabba’s Italian Grill, Miller’s Orange Park Ale House, Ruby Tuesday and Takeya Japanese Steakhouse; Cobblestone Village, a 33,207 square foot shopping center located in Royal Palm Beach, Florida and anchored by Crispers and SuperTarget (non-owned); Chicopee Marketplace, a 116,220 square foot shopping center located in Chicopee, Massachusetts and anchored by Home Depot (non-owned), Marshalls, Staples and Wal-Mart (non-owned); and Wilkes-Barre Township Marketplace, a 309,770 square foot shopping center located in Wilkes-Barre, Pennsylvania and anchored by Wal-Mart Supercenter.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Second Quarter Review / Shareholder Information

NewSem Tyrone Gardens LLC (aggregate purchase price of approximately $19.0 million)

•                  On June 20, 2006, NewSem Tyrone Gardens LLC, a joint venture with The Sembler Company in which the Company holds a 90 percent interest, acquired Tyrone Gardens, a 209,337 square foot shopping center located in St. Petersburg, Florida and anchored by Big Lots and Winn-Dixie, for approximately $19.0 million, including approximately $9.0 million of assumed mortgage indebtedness.

•                  During the second quarter of 2006, the Company generated an aggregate of approximately $9.5 million of proceeds through the sale of three shopping centers and one land parcel.  Properties sold during the quarter include: Westgate Plaza, a 71,952 square foot shopping center located in Oneonta, New York; Long Point Square, a 74,329 square foot shopping center located in Houston, Texas; Mint Hill Festival, a 59,997 square foot shopping center located in Charlotte, North Carolina and sold by CA New Plan Venture Fund, LLC, a joint venture in which the Company holds a 10 percent interest; and 5.6 acres of land at Central Avenue Marketplace in Toledo, Ohio.  During the first six months of 2006, the Company generated an aggregate of approximately $28.9 million of proceeds through the culling of non-core and non-strategic properties and the disposition of one property and one land parcel held through joint ventures.

Portfolio Review

•                  At the end of the second quarter, the GLA for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.2 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 90.6 percent leased as of June 30, 2006.

•                  During the second quarter, 136 new leases, aggregating approximately 954,000 square feet, were signed at an average annual base rent (ABR) of $10.06 per square foot and 231 renewal leases, aggregating approximately 1.5 million  square feet, were signed at an average ABR of $8.64 per square foot.  The average increase in ABR on a cash-basis was 14.3 percent for new leases signed on comparable space and 8.7 percent for renewal leases. On a GAAP-basis, the average increase in ABR was 21.5 percent for new leases signed on comparable space and 13.3 percent for renewal leases. During the first six months of 2006, the Company executed a total of 825 new and renewal leases aggregating approximately 4.6 million square feet, including 292 new leases, aggregating approximately 1.7 million square feet, which were signed at an average ABR of $10.56 per square foot and 533 renewal leases, aggregating approximately 3.0 million square feet, which were signed at an average ABR of $9.70 per square foot.  The average increase in ABR on a cash-basis was 14.4 percent for new leases signed on comparable space and 8.7 percent for renewal leases.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Second Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:     NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Third quarter 2006: November 2, 2006

Fourth quarter and year-end 2006: February 22, 2007

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Computershare Trust Company, N.A.

(formerly EquiServe Trust Company, N.A.)

P.O. Box 43010

Providence, RI  02940

Phone:  800-730-6001

www.computershare.com/equiserve

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:   corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Balance Sheets
(Unaudited, dollars in thousands, except footnotes)

	As Of
	06/30/06	03/31/06	12/31/05
Assets:
Land	$735,880	$724,728	$724,901
Buildings and improvements	2,694,357	2,681,789	2,668,177
Less: accumulated depreciation and amortization	(408,362)	(392,242)	(376,816)
Net real estate	3,021,875	3,014,275	3,016,262
Real estate held for sale	35,337	19,643	19,244
Cash and cash equivalents	9,234	10,497	9,202
Restricted cash (1)	19,657	20,173	19,906
Marketable securities	3,269	3,547	3,014
Receivables
Trade, net of allowance for doubtful accounts of (June 30, 2006 - $29,339, March 31, 2006 - $28,469, December 31, 2005 - $27,540)	21,659	19,486	20,751
Deferred rent, net of allowance of (June 30, 2006 - $1,650, March 31, 2006 - $1,590, December 31, 2005 - $1,592)	30,748	30,229	29,314
Other	21,432	22,595	25,138
Mortgages and notes receivable	731	761	795
Prepaid expenses and deferred charges	47,402	52,768	43,346
Investments in / advances to unconsolidated ventures (2)	85,099	85,199	95,538
Intangible assets, net of accumulated amortization of (June 30, 2006 - $15,216, March 31, 2006 - $13,015, December 31, 2005 - $10,927) (3)	73,019	75,280	78,046
Other assets (4)	11,747	11,476	9,206

TOTAL ASSETS	$3,381,209	$3,365,929	$3,369,762

Liabilities:
Mortgages payable, including unamortized premium of (June 30, 2006 - $12,382, March 31, 2006 - $13,127, December 31, 2005 - $13,871)	$430,948	$425,605	$433,653
Notes payable, net of unamortized discount of (June 30, 2006 - $4,381, March 31, 2006 - $4,601, December 31, 2005 - $4,822)	966,791	967,505	968,347
Credit agreements	235,000	230,000	215,000
Capital leases	27,694	27,788	27,881
Dividends payable	37,957	37,883	37,826
Other liabilities (5)	116,833	113,167	127,369
Tenant security deposits	10,997	10,921	10,641
TOTAL LIABILITIES	1,826,220	1,812,869	1,820,717

Minority interest in consolidated partnership and joint ventures	57,110	56,908	57,659

Stockholders’ equity:
Preferred stock	10	10	10
Common stock	1,047	1,044	1,042
Additional paid-in capital	2,045,643	2,040,361	2,036,880
Accumulated other comprehensive income	(7,117)	(7,163)	(8,074)
Less: accumulated distributions in excess of net income	(541,704)	(538,100)	(538,472)
TOTAL STOCKHOLDERS’ EQUITY	1,497,879	1,496,152	1,491,386

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,381,209	$3,365,929	$3,369,762

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

(3) Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”), as well as amounts paid to aquire certain management rights in connection with the Galileo Transactions, as described in the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

(4) Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(5) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Income Statements
(Unaudited, in thousands, except per share amounts and footnotes)

	Three Months Ended				Twelve Months Ended
	06/30/06	03/31/06	06/30/05	03/31/05	12/31/05
Rental Revenues:
Rental income	$83,671	$89,364	$98,957	$98,230	$367,808
Percentage rents	1,030	2,361	1,539	2,507	5,862
Expense reimbursements	26,800	21,914	28,567	25,040	99,793
TOTAL RENTAL REVENUES	111,501	113,639	129,063	125,777	473,463

Rental Operating Expenses:
Operating costs	18,306	18,701	20,494	21,338	77,627
Real estate taxes	14,256	14,281	18,230	15,990	65,818
Provision for doubtful accounts	2,273	2,179	2,012	2,655	11,281
TOTAL RENTAL OPERATING EXPENSES	34,835	35,161	40,736	39,983	154,726
NET OPERATING INCOME	76,666	78,478	88,327	85,794	318,737

Other Income:
Fee income	3,769	4,283	1,346	1,579	10,957
Interest, dividend and other income	843	835	780	955	4,225
Equity in income of unconsolidated ventures	883	1,180	441	689	4,045
TOTAL OTHER INCOME	5,495	6,298	2,567	3,223	19,227

Other Expenses:
Interest expense	22,894	22,781	28,178	27,331	118,044
Depreciation and amortization	22,138	23,121	24,389	25,109	92,125
General and administrative	7,327	7,011	4,606	4,585	26,359
TOTAL OTHER EXPENSES	52,359	52,913	57,173	57,025	236,528

Income before real estate sales, impairment of real estate and minority interest	29,802	31,863	33,721	31,992	101,436
Gain on sale of real estate	—	—	—	—	186,908
Impairment of real estate	—	—	—	—	(859)
Minority interest in income of consolidated partnership and joint ventures	(201)	(150)	(1,134)	(282)	(5,953)
INCOME FROM CONTINUING OPERATIONS	29,601	31,713	32,587	31,710	281,532

Discontinued Operations:
Results of discontinued operations	856	1,174	1,417	1,973	7,005
Gain on sale of discontinued operations (1) (2) (3)	4,419	5,720	6,693	5,004	17,787
Impairment of real estate held for sale	(207)	(98)	—	—	—
INCOME FROM DISCONTINUED OPERATIONS	5,068	6,796	8,110	6,977	24,792
NET INCOME	$34,669	$38,509	$40,697	$38,687	$306,324
Preferred dividends	(5,489)	(5,484)	(5,471)	(5,467)	(21,888)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	29,180	33,025	35,226	33,220	284,436
Minority interest in income of consolidated partnership	201	150	251	282	5,070
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$29,381	$33,175	$35,477	$33,502	$289,506

NET INCOME PER COMMON SHARE - BASIC	$0.28	$0.32	$0.34	$0.32	$2.75
NET INCOME PER COMMON SHARE - DILUTED	0.27	0.31	0.33	0.32	2.71

Weighted average common shares outstanding - basic	104,493	104,257	103,164	102,820	103,393
ERP partnership units	2,924	2,924	2,264	1,964	2,337
Options and contingently issuable shares	1,425	1,350	982	1,042	1,003
Convertible debt	—	—	231	165	35
Restricted stock	52	71	44	144	66
Weighted average common shares outstanding - diluted	108,894	108,602	106,685	106,135	106,834

(1) For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously had a 50 percent interest.

(2) For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(3) For the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Funds from Operations / Capital Expenditures
(In thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	06/30/06	03/31/06	06/30/05	03/31/05	12/31/05
Funds from Operations: (1)
Net income available to common stockholders - diluted	$29,381	$33,175	$35,477	$33,502	$289,506
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(201)	(150)	(251)	(282)	(714)
Net income available to common stockholders - basic	29,180	33,025	35,226	33,220	288,792
Add:
Depreciation and amortization
Continuing operations real estate assets	21,317	22,228	24,013	24,700	90,563
Discontinued operations real estate assets	133	154	853	988	3,013
Pro rata share of joint venture real estate assets	2,049	3,847	627	565	3,732
Deduct:
Gain on sale of real estate (2)	—	—	—	—	(186,908)
Gain on sale of discontinued operations (2) (3)	(1,923)	(5,532)	(4,611)	(3,732)	(11,818)
Pro rata share of joint venture gain on sale of real estate (2)	(78)	—	—	—	(406)
FUNDS FROM OPERATIONS - BASIC	50,678	53,722	56,108	55,741	186,968
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	201	150	251	282	714
FUNDS FROM OPERATIONS - DILUTED	$50,879	$53,872	$56,359	$56,023	$187,682

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.48	$0.52	$0.54	$0.54	$1.81
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.47	0.50	0.53	0.53	1.76

Funds from operations - diluted	$50,879	$53,872	$56,359	$56,023	$187,682
Add:
Impairment of real estate	—	—	—	—	859
Impairment of real estate held for sale	207	98	—	—	—
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$51,086	$53,970	$56,359	$56,023	$188,541

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.47	$0.50	$0.53	$0.53	$1.76

Weighted average common shares outstanding - basic	104,493	104,257	103,164	102,820	103,393
ERP partnership units	2,924	2,924	2,264	1,964	2,337
Options and contingently issuable shares	1,425	1,350	982	1,042	1,003
Convertible debt	—	—	231	165	35
Restricted stock	52	71	44	144	66
Weighted average common shares outstanding - diluted	108,894	108,602	106,685	106,135	106,834

Special Dividend per Common Share (4)	$—	$—	$—	$—	$3.00000
Dividend per Common share	0.31250	0.31250	0.41250	0.41250	1.45000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	1.90624

Common dividends (5)	$32,784	$32,652	$42,689	$42,523	$461,159
Preferred D dividends (6)	1,677	1,672	1,659	1,654	6,644
Preferred E dividends	3,812	3,812	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$38,273	$38,136	$48,160	$47,989	$483,051

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Funds from Operations / Capital Expenditures
(In thousands, except footnotes)

	Three Months Ended				Twelve Months Ended
	06/30/06	03/31/06	06/30/05	03/31/05	12/31/05
Capital Expenditures (7):
New development	$521	$1,459	$3,778	$3,726	$9,358
Building additions and expansions (8)	25,862	22,410	31,662	26,794	147,828
Building improvements capitalized (9)	1,215	1,188	2,673	1,764	9,291
Tenant improvements	2,034	1,857	2,116	1,691	7,873
Leasing commissions	1,589	1,733	1,845	2,335	7,067
TOTAL CAPITAL EXPENDITURES	$31,221	$28,647	$42,074	$36,310	$181,417

Additional Disclosure:
Lease termination fees	$530	$5,352	$1,047	$1,489	$5,415
Straight line rents	1,210	2,633	2,585	1,033	6,163
Pro rata share of joint venture straight line rents	151	185	101	170	713
Above- and below- market rent amortization	372	407	(121)	(4)	210
Pro rata share of joint venture above- and below- market rent amortization	164	137	(12)	39	334
Gain on sale of land	2,496	188	2,082	1,272	5,969
Pro rata share of joint venture gain on sale of land	—	385	—	—	—
Capitalized interest (8)	3,112	2,960	2,181	1,230	8,484

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization on real estate assets, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to meet the Company’s cash needs, including its ability to make distributions.

In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(4) In conjunction with the Galileo Transactions, the Company’s Board of Directors declared a special cash distribution of $3.00 per common share (the “Special Dividend”).  The distribution was paid on September 27, 2005 to common stockholders of record on August 25, 2005 and aggregated approximately $310.4 million.

(5) For the twelve months ended December 31, 2005, balance includes approximately $310.4 million attributable to the Special Dividend paid on September 27, 2005 to common stockholders of record on August 25, 2005.

(6) Quarterly and annual dividend amounts include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(7) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated ventures.

(8) Revenue-enhancing expenditures.

(9) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006
Selected Financial Ratios / Data
(In thousands, except ratios, percentages and per share amounts)

	Three Months Ended								Twelve Months Ended
	06/30/06		03/31/06		06/30/05		03/31/05		12/31/05

Debt coverage ratios:
Interest coverage (EBITDA/interest expense)	3.17	x	3.24	x	3.04	x	3.13	x	2.62	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.83	x	2.94	x	2.67	x	2.76	x	2.35	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.37	x	2.48	x	2.29	x	2.36	x	2.03	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.36	x	2.46	x	2.41	x	2.53	x	2.11	x

Debt/equity ratios:
Total debt/total market capitalization	36.1%		35.0%		39.9%		41.4%		37.4%
Total debt/total equity market capitalization	56.5%		54.0%		66.3%		70.6%		59.6%
Total debt/total book assets	49.1%		49.0%		53.0%		52.8%		48.8%
Total debt/undepreciated book value (2)	43.8%		43.9%		47.5%		47.3%		43.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	68.76%		69.06%		68.44%		68.21%		67.32%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes)	82.30%		66.44%		73.77%		67.08%		69.57%

Annualized G&A/total assets	0.87%		0.83%		0.47%		0.47%		0.78%
G&A/total revenues	6.26%		5.85%		3.50%		3.55%		5.35%

Market capitalization calculations:
Common shares outstanding	104,726		104,486		103,487		103,074		104,305
Operating partnership units outstanding (3)	2,924		2,774		2,264		2,264		2,774
Combined shares and operating partnership units outstanding	107,650		107,260		105,751		105,338		107,079
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$24.69		$25.94		$27.17		$25.11		$23.18
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	25.50		25.30		25.99		26.14		25.15

Common market equity at end of period (3)	$2,657,879		$2,782,324		$2,873,255		$2,645,037		$2,482,091
Preferred market equity at end of period	279,000		277,400		282,920		284,120		276,200
Total equity market capitalization	2,936,879		3,059,724		3,156,175		2,929,157		2,758,291
Total debt end of period	1,660,433		1,650,898		2,092,580		2,067,962		1,644,881
TOTAL MARKET CAPITALIZATION	$4,597,312		$4,710,622		$5,248,755		$4,997,119		$4,403,172

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating assets.

(3) Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
(Dollars in thousands, except footnotes)

	Three Months Ended								Twelve Months Ended
	06/30/06		03/31/06		06/30/05		03/31/05		12/31/05

Net income to EBITDA calculation: (1)
Net income	$34,669		$38,509		$40,697		$38,687		$306,324
Depreciation and amortization
Continuing operations	22,138		23,121		24,389		25,109		92,125
Discontinued operations	133		154		853		988		3,013
Pro rata share of joint venture	2,049		3,847		627		565		3,732
State taxes	105		105		(175)		35		70
Interest Expense
Continuing operations	22,894		22,781		28,178		27,331		118,044
Discontinued operations	14		—		—		5		5
Pro rata share of joint ventures	2,381		3,847		1,099		986		5,827
Gain on sale of real estate	—		—		—		—		(186,908)
Gain on sale of discontinued operations (2)	(4,419)		(5,720)		(6,693)		(5,004)		(17,787)
Gain on sale of joint venture	(78)		(385)		—		—		(406)
Impairment of real estate
Impairment of real estate	—		—		—		—		859
Impairment of real estate held for sale	207		98		—		—		—
EBITDA	$80,093		$86,357		$88,975		$88,702		$324,898

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.27	x	2.35	x	2.19	x	2.15	x	3.41	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	2.02	x	2.13	x	1.92	x	1.89	x	3.05	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.66	x	1.75	x	1.64	x	1.61	x	2.62	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.65	x	1.72	x	1.72	x	1.73	x	2.71	x

Net income to earnings calculation:
Net income	$34,669		$38,509		$40,697		$38,687		$306,324
Deduct:
Income from discontinued operations	(5,068)		(6,796)		(8,110)		(6,977)		(24,792)
Equity in income of unconsolidated ventures	(883)		(1,180)		(441)		(689)		(4,045)
Add:
Minority interest in income of consolidated partnership and joint ventures	201		150		1,134		282		5,953
Interest expense	22,894		22,781		28,178		27,331		118,044
Interest component of rental expense	216		172		284		241		1,121
EARNINGS	$52,029		$53,636		$61,742		$58,875		$402,605

Fixed charge calculation:
Interest expense	$22,894		$22,781		$28,178		$27,331		$118,044
Scheduled principal payments	2,866		2,437		3,991		3,755		13,838
Preferred dividends	5,489		5,484		5,471		5,466		21,892
FIXED CHARGE	$31,249		$30,702		$37,640		$36,552		$153,774

Capitalized interest	$3,112		$2,960		$2,181		$1,230		$8,484

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate.   Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings.  Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilitzed by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and addressing the Company’s financial performance.

(2) For the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006
Summary of Outstanding Debt
(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Montebello Plaza	Nationwide Life Insurance	$974	9.625%	03/05/07	0.06%
Crown Point	Jackson National Life Insurance	6,659	8.120%	05/01/07	0.40%
Skyway Plaza	LaSalle National Bank	3,411	9.250%	05/01/07	0.21%
Dickson City Crossings I	General American Life Insurance Co.	11,561	8.650%	12/01/07	0.70%
Dickson City Crossings II	General American Life Insurance Co.	2,312	8.870%	12/01/07	0.14%
Silver Pointe	Nomura Asset Capital Corporation	7,019	7.500%	03/11/08	0.42%
Hillside Village Center	Wells Fargo Bank, N.A.	4,219	6.900%	04/01/08	0.25%
42 properties (REMIC)	SECORE Financial	146,592	6.670%	06/01/08	8.85%
Marketplace	Heller Financial, Inc.	8,965	6.880%	08/01/08	0.54%
Tyrone Gardens	J.P. Morgan Chase	8,953	5.240%	03/01/09	0.54%
Festival Center	KeyBank National Association	2,391	8.240%	12/31/09	0.14%
Sunshine Square	Sun Life Assurance Company	6,853	8.490%	05/31/10	0.41%
Saddletree Village Shopping Center	Aegon USA Realty	1,397	8.250%	06/01/10	0.08%
Hampton Village Centre	Deutsche Banc Capital LLC	28,593	8.530%	06/30/10	1.73%
Hillcrest Shopping Center	General Electric Capital Corporation	16,500	8.110%	07/01/10	1.00%
Greentree	KeyBank National Association	4,810	8.240%	10/01/10	0.29%
Habersham Crossing	KeyBank National Association	3,535	8.240%	10/01/10	0.21%
Merchants Crossing	American Equity Investment	4,875	7.630%	09/14/11	0.29%
Hunt River Commons	Nationwide Life Insurance	6,987	7.070%	10/01/11	0.42%
Annex of Arlington	LaSalle National Bank	17,608	7.850%	04/11/12	1.06%
Chapel Square	American National	1,297	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	12,639	7.400%	04/01/13	0.76%
Florence Square II	Nationwide Life Insurance	1,236	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	955	8.320%	04/01/13	0.06%
Northgate	State Farm Life Insurance Company	5,093	8.750%	06/30/13	0.31%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,845	5.890%	12/09/13	0.65%
University IV	IDS Life Insurance Company	1,654	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	3,914	8.625%	09/01/15	0.24%
Lexington Town Square	American Enterprise	1,600	8.500%	10/01/16	0.10%
Midway Market Square	MONY	14,919	8.180%	12/01/16	0.90%
Elkhart Market Centre	Protective Life	12,005	7.500%	08/01/18	0.72%
Covered Bridge	Protective Life	2,490	7.500%	06/01/20	0.15%
Olympia Corners	Protective Life	4,891	7.500%	06/01/20	0.30%
Sun Plaza	Protective Life	9,092	7.500%	06/01/20	0.55%
The Vineyards	Protective Life	7,558	7.500%	06/01/20	0.46%
Arvada Plaza	American Centurion	1,970	7.670%	05/01/21	0.12%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,416	7.880%	06/01/21	0.27%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,734	7.320%	03/01/28	0.23%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$394,522	7.369%		23.82%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	—	$30,000	7.350%	06/15/07	1.81%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	9.06%
4.50%, 7 Year Unsecured Notes (1)	—	150,000	4.500%	02/01/11	9.06%
5.125%, 7 Year Unsecured Notes	—	125,000	5.125%	09/15/12	7.55%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%	11/20/13	3.02%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%	01/15/15	6.04%
5.25%, 10 Year Unsecured Notes	—	125,000	5.250%	09/15/15	7.55%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%	06/01/23	6.94%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.60%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.51%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.60%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.60%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006
Summary of Outstanding Debt
(Dollars in thousands, except footnotes)

		Outstanding	Actual		Maturity	Percent of
	Lender	Balance	Interest Rate		Date	Total Indebtedness
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.51%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.51%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%		07/30/29	1.51%

TOTAL FIXED RATE UNSECURED NOTES		$975,000	5.637%			58.87%

CAPITAL LEASES		$27,694	7.500%		06/20/31	1.67%

TOTAL FIXED RATE DEBT		$1,397,216	6.163%			84.36%

Variable Rate Debt (3):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	6.490%		12/01/06	0.88%
Highland Commons	GE Financial Assurance	3,357	6.375%		12/01/09	0.20%
Lexington Road Plaza	Great Northern Insured Annuity	6,187	5.875%		09/01/11	0.37%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,044	6.316%			1.45%

Credit Agreements
$350 Million Revolving Credit Facility	Bank of America	$85,000	5.984%	(4)	06/29/07	5.13%
$150 Million Secured Term Loan	Bank of America	150,000	6.184%		06/29/07	9.06%

TOTAL CREDIT AGREEMENTS		$235,000	6.112%			14.19%

TOTAL VARIABLE RATE DEBT		$259,044	6.131%			15.64%

TOTAL DEBT		$1,656,260	6.158%			100.00%

Net Unamortized Premiums on Mortgages		$12,382
Net Unamortized Discount on Notes		(4,381)
Impact of Swap Agreements on Notes (1)		(3,828)
TOTAL DEBT - NET		$1,660,433

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of June 30, 2006, the Company had interest rate swaps that effectively converted the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 5.33% as of June 30, 2006, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 5.91% as of June 30, 2006, plus spreads ranging from 12.5 to 37.5 basis points.

(4) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Debt Maturity Schedule / Debt Covenant Compliance Ratios
(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2006	$6,067	$14,500		$20,567	1.24%
2007	11,562	288,131	(1)	299,693	18.09%
2008	10,075	163,712		173,787	10.49%
2009	8,638	163,379		172,017	10.39%
2010	8,790	56,309		65,099	3.93%
2011	7,882	164,299		172,181	10.40%
2012	7,820	141,386		149,206	9.01%
2013	6,709	70,437		77,146	4.66%
2014+	36,127	490,437		526,564	31.79%
	$103,670	$1,552,590		$1,656,260	100.00%

Net Unamortized Premiums on Mortgages				$12,382
Net Unamortized Discount on Notes				(4,381)
Impact of Swap Agreements on Notes				(3,828)
TOTAL DEBT - NET				$1,660,433

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	8.4 years	1.1 years	7.2 years
Excluding capital leases and credit facilities	8.0 years	2.1 years	7.9 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	≤ 60%	45%	Yes
Total secured debt to total asset value	≤ 40%	15%	Yes
Total unencumbered asset value to total unsecured debt	≥ 150%	234%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	290%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	222	31,206,577
Encumbered properties	83	11,090,939
	305	42,297,516

(1) Scheduled maturities include (i) $85 million, representing the balance of the $350 million revolving credit facility drawn as of June 30, 2006 and maturing June 29, 2007, with a one-year extension option, and (ii) $150 million, representing the balance of the $150 million secured term loan drawn as of June 30, 2006 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(3) Includes properties wholly-owned by the Company and joint venture properties consolidated in accordance with the provisions of FIN 46 (“Company Portfolio”).

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

2006 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent	Anchor	Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Tenants	Built (4)

1Q 2006
Building at Tarpon Mall	S	Tarpon Springs, FL	01/27/06	$2,300,000	6.0%	$137,145	6,580	100%	—	2003
Building at Hazel Path	S	Hendersonville, TN	02/21/06	4,800,000	7.5%	359,013	94,977	100%	—	1989
				$7,100,000	7.0%	$496,158	101,557

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2006

2006 Joint Venture Acquisitions

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2006
Coastal Landing / Galileo America LLC	L	Brooksville, FL	01/10/06	$3,783,351	—	—	18.3 acres	—	—	2006
Marketplace at Matteson / Galileo America LLC	S	Matteson, IL	02/02/06	23,940,000	7.2%	$1,723,680	309,864	93%	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods	2000
Augusta West Plaza / CA New Plan Acquisition Fund, LLC (5)	S	Augusta, GA	02/09/06	32,896,952	7.4%	2,428,662	187,823	94%	Burlington Coat Factory, Dollar Tree, Regal Cinemas	2006
Banks Station / CA New Plan Acquisition Fund, LLC (5)	S	Fayetteville, GA	02/09/06	—	—	—	176,451	91%	Cinemark USA, Food Depot, Staples	2006
Shelby Square / CA New Plan Acquisition Fund, LLC (5) (6)	S	Memphis, TN	02/09/06	—	—	—	155,969	71%	Fred’s, Wal-Mart Neighborhood Market	1989
Building at Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	03/01/06	10,800,000	6.4%	693,086	58,473	100%	Ukrops Supermarket	1989
				$71,420,303	—	$4,845,428	888,580

2Q 2006
Springdale Center / Galileo America LLC (7)	S	Mobile, AL	05/04/06	$105,280,000	7.5%	$7,890,000	612,616	93%	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s, SAM’s CLUB (non-owned)	2004
Fashion Square / Galileo America LLC (7)	S	Orange Park, FL	05/04/06	—	—	—	36,029	100%	American Flooring (non-owned), Carraba’s Italian Grill, Miller’s Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	1996
Cobblestone Village / Galileo America LLC (7)	S	Royal Palm Beach, FL	05/04/06	—	—	—	33,207	100%	Crispers, SuperTarget (non-owned)	2005
Chicopee Marketplace / Galileo America LLC (7)	S	Chicopee, MA	05/04/06	—	—	—	116,220	100%	Home Depot (non-owned), Marshalls, Staples, Wal-Mart (non-owned)	2005
Wilkes-Barre Township Marketplace / Galileo America LLC (7)	S	Wilkes-Barre, PA	05/04/06	—	—	—	309,770	100%	Wal-Mart Supercenter	2004
Parmer Crossing / CA New Plan Acquisition Fund, LLC	S	Austin, TX	06/13/06	13,375,000	7.7%	1,029,294	169,517	92%	Big Lots, Fry’s Electronics (non-owned), Room Store	2004
Tyrone Gardens / NewSem Tyrone Gardens LLC (8)	S	St. Petersburg, FL	06/20/06	19,000,000	7.0%	1,333,580	209,337	95%	Big Lots, Winn-Dixie	1998
				$137,655,000	7.4%	$10,252,874	1,486,696

		2006 Total Acquisitions		$209,075,303	—	$15,098,302	2,375,276

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Augusta West Plaza each represent the combined amounts for the acquisition of Augusta West Plaza, Banks Station and Shelby Square.

(6) Property currently being re-tenanted.

(7) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Springdale Center each represent the combined amounts for the acquisition of Springdale Center, Fashion Square, Cobblestone Village, Chicopee Marketplace and Wilkes-Barre Township Marketplace.

(8) In accordance with the provisions of FIN 46 this property is included as a consolidated entity in the Company Portfolio.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2006

2006 Sales to Joint Ventures and Dispositions

Property Name	Property Type (1)	Location	Sale Date	Sale Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Dispositions
1Q 2006
Land at Nine Mile Square	P	Pensacola, FL	01/03/06	$725,000	$537,460	$187,540	—	—	1.6 acres	-	—
Cross Pointe Marketplace	S	Richmond, VA	01/17/06	4,100,000	3,390,750	709,250	8.4%	$346,092	73,788	79%	1987
South Plaza	S	Norwich, NY	01/26/06	3,100,000	2,738,420	361,580	8.4%	260,828	143,620	72%	2005
Westgate Manor	S	Rome, NY	02/06/06	4,400,000	1,848,910	2,551,090	9.5%	419,444	75,813	92%	2004
Westmoreland Heights	S	Dallas, TX	03/10/06	6,300,000	4,389,330	1,910,670	8.8%	556,744	108,033	97%	1952
				$18,625,000	$12,904,870	$5,720,130	—	$1,583,108	401,254

2Q 2006
Central Avenue Marketplace (5)	L	Toledo, OH	04/13/06	$2,375,750	$(119,910)	$2,495,660	—	—	5.6 acres	—	—
Westgate Plaza	S	Oneonta, NY	04/20/06	775,000	811,218	(36,218)	9.4%	$72,912	71,952	65%	1967
Long Point Square	S	Houston, TX	04/26/06	5,800,000	3,840,190	1,959,810	7.3%	422,571	74,329	90%	2002
				$8,950,750	$4,531,497	$4,419,253	—	$495,483	146,281

		2006 Total Dispositions		$27,575,750	$17,436,367	$10,139,383	—	$2,078,591	547,535

(1) L - Land, P - Outparcel, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Negative book value attributable to previously taken reserve for potential environmental remediation.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

2006 Joint Venture Dispositions

						Company’s
	Property		Transaction	Sale	Sale	Share of	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Description	Date	Amount	Sale Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2006
Land / BPR Land Partnership, L.P.	L	Frisco, TX	Sale of land	03/02/06	$1,681,030	$840,515	$910,485	$770,545	—	—	3.0 acres	—	—

2Q 2006
Mint Hill Festival / CA New Plan Venture Fund, LLC	S	Charlotte, NC	Sale of property	05/25/06	$5,250,000	$525,000	$4,472,947	$777,053	8.4%	$439,000	59,997	69%	1986

		2006 Total Dispositions			$6,931,030	$1,365,515	$5,383,432	$1,547,598	—	$439,000	59,997

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Redevelopment / Outparcel Development

										Expected
						Construction				Stabilized
					Percent	Expected	Expected		Expected	Return
				Adjusted	Leased	Start	Completion	Percent	Total	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Project Cost	(2)

Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	61%	May-03	Dec-06	85%	$3,766,043	10.0%
2	Sunshine Square	Medford, NY	Construction of a 65,000 SF Stop & Shop and façade renovation	221,982	76%	Jun-03	Oct-06	83%	5,844,713	14.0%
3	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	361,246	77%	Jul-03	Dec-06	85%	28,267,450	10.6%
4	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	0%	Sep-04	Jan-07	5%	1,184,505	10.1%
5	Merchants Crossing	Newnan, GA	Redevelopment of former Kmart into a multi-tenant building	170,100	57%	Dec-04	Dec-06	99%	925,922	10.7%
6	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	77%	Dec-04	Jul-06	79%	2,346,415	11.5%
7	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	56%	Dec-04	Dec-06	45%	2,464,322	10.3%
8	Midway Crossing	Elyria, OH	Redevelopment of former 20,338 SF Kids R Us and development of pad site into a 10,000 SF Darden restaurant	165,253	74%	Jan-05	Oct-06	68%	1,942,547	13.1%
9	Riverview Plaza	Gadsden, AL	Reconfiguration of former Wal-Mart into a 55,000 SF Hobby Lobby, a 12,000 SF Dollar Tree and 22,000 SF of retail shops and façade improvements	154,621	66%	Apr-05	Nov-06	55%	3,807,915	10.0%
10	Chapman-Ford Crossing	Knoxville, TN	Redevelopment of former Wal-Mart into a 60,000 SF First Tennessee Bank and two junior anchors	219,683	69%	May-05	Oct-06	24%	1,255,355	16.0%
11	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots	207,299	63%	Jun-05	Feb-07	60%	4,224,857	9.3%
12	Brooksville Square	Brooksville, FL	Redevelopment of former Kmart into a 45,600 SF Publix Supermarket and 14,400 SF of retail shops	156,361	100%	Jul-05	Dec-06	50%	6,703,075	10.1%
13	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a 162,000 SF Wal-Mart	58,800	30%	Jul-05	Dec-06	29%	2,090,973	10.3%
14	South Towne Centre	Dayton, OH	Redevelopment of former Kmart into a multi-tenant retail building anchored by a 35,000 SF Jo-Ann ETC and a 25,000 SF Health Foods Unlimited grocer and façade renovation	308,699	73%	Jul-05	Dec-06	39%	7,472,986	14.2%
15	Wynnewood Village	Dallas, TX	Redevelopment of shopping center, including demolition of an office building, to accommodate a 30,500 SF Ross Dress for Less, a 16,307 SF Citi Trends and 33,000 SF of retail shops	440,894	98%	Sep-05	Sep-06	49%	5,836,497	10.3%
16	Points West	Brockton, MA	Redevelopment of shopping center with the addition of a 39,500 SF Price Rite Supermarket and façade improvements	144,042	78%	Oct-05	Jan-07	19%	3,667,952	10.3%
17	Surrey Square Mall	Norwood, OH	Redevelopment of partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	60%	Oct-05	Jul-07	12%	8,637,387	9.7%
18	Rising Sun Towne Centre	Rising Sun, MD	Construction of a 73,000 SF Martin’s Food and 9,000 SF of retail shops	149,105	100%	Nov-05	Dec-07	6%	10,350,235	10.1%
19	Southfield Plaza	Bridgeview, IL	Construction of two new retail stores totaling 18,000 SF and façade improvements	198,331	90%	Jan-06	Feb-07	10%	1,112,872	13.3%
20	West Towne Square	Elizabethton, TN	Reconfiguration of former Winn-Dixie with new retail space and the creation of two outparcels	99,224	50%	Jan-06	Jul-07	10%	2,989,920	10.0%
21	Wabash Crossing	Wabash, IN	Redevelopment of shopping center with the addition of a 176,000 SF Wal-Mart and 22,000 SF of retail shops	145,993	41%	Feb-06	Mar-08	2%	5,080,171	11.1%
22	Lexington Road Plaza	Versailles, KY	Expansion of Kroger to a new 76,000 SF prototype and construction of 7,500 SF of retail shops	191,578	97%	Feb-06	Dec-06	5%	1,257,930	10.1%
23	Rockland Plaza	Nanuet, NY	Phase II redevelopment with the recapture of 31,600 SF of a former Rockbottom and the creation of new retail shops, including a 13,580 SF Eastern Mountain Sports, a 9,920 SF Jembo and 8,100 SF of additional space	249,631	97%	Feb-06	Mar-07	44%	3,423,150	13.4%
24	Dillsburg Shopping Center	Dillsburg, PA	Demolition of the north end of shopping center for construction of a 24,000 SF Tractor Supply Co. and 7,500 SF of new outparcel retail shops	139,913	74%	Mar-06	Dec-07	5%	2,355,441	10.4%
25	Fremont (4)	Fremont, MI	Redevelopment of former 31,500 SF D&W Foods into a 12,500 SF Peebles Department Store and a 19,000 SF anchor and façade improvements	40,800	26%	May-06	Dec-07	16%	599,851	8.6%
26	Huntington Village (4)	Houston, TX	Redevelopment of former 27,000 SF Foodtown into a 17,000 SF Save-a-Lot and a 10,000 SF junior anchor and façade improvements	111,887	87%	May-06	Aug-07	1%	1,127,120	10.3%
27	Kietzke Center (4)	Reno, NV	Redevelopment of former 67,000 SF Mervyn’s into a 24,000 SF DD’s (Ross Dress for Less), a 24,000 SF junior anchor and 17,200 SF of small shop space	167,296	54%	Jun-06	Feb-08	1%	4,267,917	8.3%
28	Bakersfield Plaza (4)	Bakersfield, CA	Redevelopment and expansion of former 47,000 SF Vons into a 71,000 SF Burlington Coat Factory	236,469	96%	Jul-06	Dec-07	0%	3,268,892	9.5%
29	Antoine Square (4)	Houston, TX	Redevelopment of former 42,000 SF Kroger into a 24,000 SF Fallas Paredas, an 18,000 SF 99c Only, a 5,000 SF free standing Auto Zone and façade improvements	54,512	7%	Jul-06	Dec-07	0%	2,504,639	11.0%
30	Broadway (4)	Houston, TX	Redevelopment of former 31,500 SF Fiesta into a 16,800 SF Save-a-Lot, a 14,820 SF junior anchor and 7,199 SF of retail shops and façade improvements	74,942	67%	Jul-06	Aug-07	0%	2,072,494	10.0%
						Total / Weighted Average			$130,849,548	10.8%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Redevelopment / Outparcel Development

										Expected
						Construction				Stabilized
					Percent	Expected	Expected		Expected	Return
				Adjusted	Leased	Start	Completion	Percent	Total	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Project Cost	(2)
	Miscellaneous Properties
31	Pointe*Orlando	Orlando, FL	Remerchandise and significantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	420,000	65%	Jul-05	Apr-07	39%	$45,900,832	10.0%

Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
32	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	353,575	91%	Sep-04	Dec-06	63%	$3,896,994	12.2%
33	Westgate (5)	Fairview Park, OH	Redevelopment of existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s and a 126,000 SF Target	380,000	—	Jun-05	Sep-07	15%	71,463,000	8.9%
34	Stateline Square	Southaven, MS	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	7,526,030	10.1%
35	Miracle Mile Shopping Plaza	Toledo, OH	Expansion of Kroger into new 105,000 SF prototype and renovation of shopping center	317,046	75%	Jan-06	Dec-07	10%	1,552,687	10.2%
36	Riverdale Square	Cordova, TN	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	9,904,133	10.1%
37	Germantown Square	Memphis, TN	Redevelopment of former SuperK into a community shopping center	148,000	—	Jan-06	Dec-07	10%	8,452,905	10.0%
38	Conway Towne Center (4)	Conway, AR	Reconfiguration of shopping center to accomodate the relocation of a 30,000 SF Cinemark Theater with stadium seating	178,094	75%	Jul-06	Aug-07	0%	2,914,186	9.2%
						Total / Weighted Average			$105,709,934	9.3%
Company Outparcel Development Activities
39	Tarpon Mall	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	97%	Sep-05	Aug-06	3%	$2,309,563	10.5%
40	Cortlandville	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	69%	Sep-05	Jun-06	50%	1,894,786	10.0%
41	Jefferson Towne Commons	Jeffersontown, KY	Construction of 15,000 SF of retail shops	207,195	88%	Oct-05	Jan-07	70%	1,364,843	11.0%
42	Cudahy Plaza	Cudahy, CA	Construction of 9,500 SF of retail shops on outparcel acquired from Kmart	148,170	100%	Mar-06	Mar-07	5%	4,543,695	13.1%
43	Southgate	New Port Richey, FL	Relocation of existing 7,600 SF Firestone to facilitate construction of 12,500 SF of new retail shops and a restaurant outparcel	264,554	95%	Mar-06	Mar-07	5%	4,101,160	10.9%
						Total / Weighted Average			$14,214,047	11.4%
Joint Venture Outparcel Development Activities
44	Roundtree Place	Ypsilanti, MI	Construction of 11,375 SF of retail space, including a 4,550 SF Cici’s Pizza	206,788	99%	Oct-05	Oct-06	47%	$2,174,903	10.2%
			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$298,849,264	10.2%

										Expected
									Expected	Stabilized
					Percent		Construction		Total	Return
					Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(2)
Completed 2006 Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	141,140	99%	Jul-04	Feb-06	100%	$8,912,461	11.0%
2	Festival Center	Bradley, IL	Redevelopment of former Fleming Supermarket into a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	77%	Jul-05	Feb-06	100%	814,273	13.4%
3	Ivyridge	Philadelphia, PA	Delivery of pad for construction of a 47,000 SF Super Fresh, construction of 8,000 SF of retail shops and façade renovation	107,316	84%	Apr-03	Feb-06	100%	9,630,894	9.6%
4	Merchants Park	Houston, TX	Reconfiguration of shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	241,742	89%	Jun-05	Feb-06	100%	1,884,672	9.3%
5	Renaissance Center East	Las Vegas, NV	Expansion of shopping center by enclosing courtyard area to accommodate a 15,000 SF Dollar Tree	144,216	99%	Aug-05	Mar-06	100%	1,624,164	9.2%
6	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	77,587	100%	Jan-05	Mar-06	100%	4,476,887	9.5%
7	Hillcrest Shopping Center	Spartanburg, SC	Redevelopment of former Kmart into a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and a Panera Bread	343,048	94%	Apr-05	Apr-06	100%	4,959,705	11.0%
8	Regency Park	Jacksonville, FL	Redevelopment of former Rhodes Furniture into a 61,000 SF Hobby Lobby and a 24,000 SF Books A Million and façade renovation	333,942	81%	Oct-05	May-06	100%	2,718,312	11.1%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Redevelopment / Outparcel Development

										Expected
										Stabilized
					Percent		Construction		Expected	Return
					Leased	Start	Completion	Percent	Total	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Project Cost	(2)
9	Presidential Plaza	North Lauderdale, FL	Redevelopment of former Winn-Dixie into a 34,000 SF Sedano’s grocer and renovation of shopping center	88,306	100%	Dec-05	Jun-06	100%	754,610	10.2%
10	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	119,014	97%	Jun-05	Jun-06	100%	3,369,054	13.3%
11	Picadilly Square	Louisville, KY	Renovation of shopping center to create an orientation to a newly opened roadway and façade improvements	96,370	92%	Aug-05	Jun-06	100%	1,127,951	17.9%
						Total / Weighted Average			$40,272,984	10.7%

	Outparcel Development Activities
12	Florence Square	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	379,333	95%	Sep-05	May-06	100%	$2,029,325	11.6%
13	Clearwater Mall	Clearwater, FL	Construction of a 13,500 SF Golfsmith and 2,000 SF of retail space	301,500	96%	Oct-05	Jun-06	100%	2,723,847	11.0%
Completed 2006 Joint Venture Redevelopment Activities						Total / Weighted Average			4,753,172	11.2%
	Outparcel Development Activities
14	Cordele Square (6)	Cordele, GA	Renovation of existing theatre to accommodate a 10,000 SF stadium theatre	126,427	89%	Aug-05	Feb-06	100%	$1,056,786	10.8%
15	Cortlandt Towne Center	Mohegan Lake, NY	Construction of a 30,000 SF Best Buy	642,354	100%	Oct-05	Mar-06	100%	4,935,734	9.7%

						Total / Weighted Average			$5,992,520	9.9%
			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$51,018,676	10.7%
			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$349,867,940	10.3%

(1) Includes all leases in effect at June 30, 2006, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost. Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income. Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended June 30, 2006.

(5) Expected total project cost includes the costs incurred in acquiring the property.

(6) Project initiated prior to contribution to joint venture and the majority of the costs have been assumed by the Company.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

New Development Activities

										Expected
						Construction			Expected	Stabilized
					Percent	Expected	Expected		Total	Return
				Adjusted	Leased	Start	Completion	Percent	Project	on Cost
		Location	Project Description	GLA	(1)	Date	Date	Complete	Cost	(1)
Company New Development Activities
Community and Neighborhood Shopping Centers

1	Apopka Commons	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Mar-07	33%	$9,904,184	10.0%
2	Nine Mile Square	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-07	47%	8,538,452	10.6%
3	Denham Springs Plaza	Denham Springs, LA	Develop 40,000 SF of retail shops and 33,000 SF on three pad sites anchored by Home Depot	73,000	—	Sep-05	Mar-07	39%	4,317,212	10.1%
4	Northgate Plaza	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	-	Sep-05	Mar-07	32%	2,435,715	10.5%
5	Brandt Pike Place	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Nov-06	39%	4,632,975	10.1%
						Total / Weighted Average			$29,828,538	10.3%

Joint Venture New Development Activities
Community and Neighborhood Shopping Centers

6	Coastal Landing (2)	Brooksville, FL	Develop 150,944 SF of retail shops on 18 acres adjacent to Coastal Way, a property owned by the joint venture	150,944	—	Jul-06	Jun-07	19%	$26,286,956	7.5%
			TOTAL IN-PROCESS NEW DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$56,115,494	9.0%

(1) Projected income / expected total project cost.

(2) Indicates project added during the quarter ended June 30, 2006.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Type Summary
(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	255	36,018,479	93.0%	33,508,126	$294,330,926
Miscellaneous Properties	14	693,722	66.0%	457,922	1,875,548
	269	36,712,201	92.5%	33,966,048	$296,206,475

Redevelopment Properties
Community and Neighborhood Shopping Centers	30	5,165,315	71.6%	3,696,486	$34,129,671
Miscellaneous Property	1	420,000	65.0%	273,127	5,640,315
	31	5,585,315	71.1%	3,969,613	$39,769,986

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	—

COMPANY PORTFOLIO (1)	305	42,297,516	89.7%	37,935,661	$335,976,461

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	165	25,885,143	95.5%	24,722,554	$237,576,634
Miscellaneous Properties	2	—	—	—	—
	167	25,885,143	95.5%	24,722,554	$237,576,634

Redevelopment Properties
Community and Neighborhood Shopping Centers	7	824,132	81.7%	672,961	$4,119,315

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—

JOINT VENTURE PORTFOLIOS (1)	175	26,709,275	95.1%	25,395,515	$241,695,949

TOTAL PORTFOLIO (1)	480	69,006,791	91.8%	63,331,176	$577,672,409

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	420	61,903,622	94.1%	58,230,680	$531,907,560

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	43	5,989,447	73.0%	4,369,447	38,248,986

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	463	67,893,069	92.2%	62,600,127	570,156,546

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	39,751,746	63.5%	$274,479,981	$6.90	48.1%
Non-anchor Tenants	22,848,381	36.5%	295,676,565	12.94	51.9%
	62,600,127	100.0%	$570,156,546	$9.11	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006
Property Type Summary
(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Total		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	255	36,018,479	93.0%	33,508,126	$294,330,926	82.1%	$67,586,051	88.2%
Miscellaneous Properties	14	693,722	66.0%	457,922	1,875,548	0.5%	343,384	0.4%
	269	36,712,201	92.5%	33,966,048	$296,206,475	82.7%	$67,929,436	88.6%

Redevelopment Properties
Community and Neighborhood Shopping Centers	30	5,165,315	71.6%	3,696,486	$34,129,671	9.5%	$7,255,340	9.5%
Miscellaneous Property	1	420,000	65.0%	273,127	5,640,315	1.6%	1,481,377	1.9%
	31	5,585,315	71.1%	3,969,613	$39,769,986	11.1%	$8,736,717	11.4%

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	—	-	—	—

COMPANY PORTFOLIO	305	42,297,516	89.7%	37,935,661	$335,976,461	93.8%	$76,666,153	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	165	2,102,983	95.6%	2,010,839	$21,983,639	6.1%
Miscellaneous Properties	2	—	—	—	—	—
	167	2,102,983	95.6%	2,010,839	$21,983,639	6.1%

Redevelopment Properties
Community and Neighborhood Shopping Centers	7	73,388	82.5%	60,532	$358,264	0.1%

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—	—

JOINT VENTURE PORTFOLIOS	175	2,176,371	95.2%	2,071,371	$22,341,903	6.2%

TOTAL PORTFOLIO (2)	480	44,473,887	90.0%	40,007,032	$358,318,364	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	420	38,121,462	93.2%	35,518,965	$316,314,566

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	43	5,238,703	71.7%	3,757,018	34,487,935

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	463	43,360,165	90.6%	39,275,983	350,802,500

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 6.

(2) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Properties by State / Region - Company Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90.3%	759,914	1.8%	1.2%
Arizona	3	86.9%	601,212	1.4%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.0%
California	11	97.5%	1,726,058	4.1%	6.3%
Colorado	2	99.6%	364,580	0.9%	1.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	29	91.6%	4,827,183	11.4%	13.7%
Georgia	26	93.3%	2,862,058	6.8%	6.4%
Illinois	9	91.7%	1,585,949	3.7%	4.8%
Indiana	7	86.3%	984,077	2.3%	1.6%
Iowa	2	73.2%	279,826	0.7%	0.3%
Kentucky	9	92.0%	1,712,444	4.0%	3.7%
Louisiana	3	98.9%	345,573	0.8%	0.5%
Maryland	2	46.3%	282,336	0.7%	0.4%
Massachusetts	2	83.9%	343,532	0.8%	0.5%
Michigan	16	92.6%	2,207,861	5.2%	5.8%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Nevada	2	74.6%	311,512	0.7%	0.7%
New Jersey	5	94.9%	821,166	1.9%	2.3%
New Mexico	2	98.7%	97,684	0.2%	0.2%
New York	16	85.4%	2,201,129	5.2%	5.8%
North Carolina	12	92.2%	1,527,431	3.6%	2.5%
Ohio	26	83.9%	4,585,974	10.8%	9.3%
Oklahoma	1	90.3%	186,851	0.4%	0.5%
Pennsylvania	11	85.7%	2,150,738	5.1%	5.4%
Rhode Island	1	100.0%	148,126	0.4%	0.4%
South Carolina	7	93.5%	1,053,852	2.5%	2.2%
Tennessee	14	88.2%	1,773,569	4.2%	3.1%
Texas	66	90.1%	7,112,242	16.8%	16.6%
Utah	1	—	—	0.0%	0.0%
Virginia	8	92.3%	944,641	2.2%	2.2%
Wisconsin	1	98.4%	198,419	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.4%	0.3%
	305	89.7%	42,297,516	100.0%	100.0%

Region (1)
East	74	88.6%	11,215,395	26.5%	25.4%
Midwest	62	87.4%	10,052,843	23.8%	22.7%
South	147	91.0%	17,928,232	42.4%	42.0%
West	22	93.4%	3,101,046	7.3%	10.0%
	305	89.7%	42,297,516	100.0%	100.0%

(1)             NCREIF Regions

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Properties by State / Region - Joint Venture Portfolios

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	4	94.2%	1,037,168	3.9%	4.1%
Arizona	2	93.4%	203,516	0.8%	0.8%
Arkansas	1	75.0%	180,519	0.7%	0.4%
California	3	99.5%	521,388	2.0%	2.4%
Colorado	4	98.8%	1,107,708	4.1%	5.4%
Connecticut	12	94.6%	2,168,282	8.1%	10.2%
Florida	17	98.4%	2,156,762	8.1%	8.3%
Georgia	16	95.1%	2,404,080	9.0%	7.4%
Illinois	2	94.4%	440,300	1.6%	1.5%
Indiana	2	86.6%	178,570	0.7%	0.4%
Iowa	1	94.7%	269,465	1.0%	0.7%
Kansas	1	96.1%	102,648	0.4%	0.4%
Kentucky	5	99.4%	993,136	3.7%	3.4%
Louisiana	3	98.4%	348,536	1.3%	0.8%
Maine	2	100.0%	274,026	1.0%	0.6%
Massachusetts	3	97.6%	242,834	0.9%	1.6%
Michigan	6	88.3%	1,055,676	4.0%	3.1%
Mississippi	3	65.7%	175,419	0.7%	0.3%
Nevada	1	95.4%	275,013	1.0%	1.1%
New Hampshire	2	100.0%	222,438	0.8%	1.3%
New Jersey	1	100.0%	56,808	0.2%	0.3%
New Mexico	1	81.4%	126,012	0.5%	0.4%
New York	9	98.6%	2,010,899	7.5%	8.9%
North Carolina	8	96.3%	931,545	3.5%	3.2%
Ohio	11	88.6%	1,993,719	7.5%	6.3%
Oklahoma	1	100.0%	294,613	1.1%	1.6%
Pennsylvania	5	98.9%	749,967	2.8%	2.4%
South Carolina	5	94.9%	403,080	1.5%	1.2%
Tennessee	11	93.1%	906,827	3.4%	2.8%
Texas	22	95.6%	3,574,053	13.4%	14.3%
Virginia	6	97.9%	668,236	2.5%	2.6%
West Virginia	3	93.3%	360,621	1.4%	1.0%
Wisconsin	2	89.7%	275,411	1.0%	0.7%
	175	95.1%	26,709,275	100.0%	100.0%

Region (1)
East	61	97.1%	9,081,872	34.0%	36.8%
Midwest	25	89.6%	4,315,789	16.2%	13.1%
South	78	95.1%	11,077,977	41.5%	40.0%
West	11	97.1%	2,233,637	8.4%	10.1%
	175	95.1%	26,709,275	100.0%	100.0%

(1)             NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Properties by State / Region - Total Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	11	90.8%	866,343	1.9%	1.5%
Arizona	5	87.0%	611,388	1.4%	1.2%
Arkansas	2	96.8%	69,868	0.2%	0.0%
California	14	97.5%	1,752,127	3.9%	6.0%
Colorado	6	99.5%	542,667	1.2%	1.9%
Connecticut	12	94.0%	147,473	0.3%	0.5%
Delaware	1	0.0%	30,000	0.1%	0.0%
Florida	46	91.8%	4,998,461	11.2%	13.3%
Georgia	42	93.4%	3,119,919	7.0%	6.6%
Illinois	11	91.8%	1,627,529	3.7%	4.6%
Indiana	9	86.3%	993,006	2.2%	1.5%
Iowa	3	74.2%	293,299	0.7%	0.3%
Kansas	1	96.1%	5,132	0.0%	0.0%
Kentucky	14	92.2%	1,762,101	4.0%	3.6%
Louisiana	6	98.9%	375,415	0.8%	0.5%
Maine	2	100.0%	13,702	0.0%	0.0%
Maryland	2	46.3%	282,336	0.6%	0.3%
Massachusetts	5	84.4%	355,674	0.8%	0.5%
Michigan	22	92.4%	2,273,678	5.1%	5.6%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Mississippi	3	54.2%	13,156	0.0%	0.0%
Nevada	3	75.5%	325,263	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	6	94.9%	824,006	1.9%	2.2%
New Mexico	3	97.7%	103,985	0.2%	0.2%
New York	25	86.2%	2,339,344	5.3%	5.9%
North Carolina	20	92.3%	1,574,007	3.5%	2.4%
Ohio	37	84.0%	4,739,060	10.7%	9.0%
Oklahoma	2	92.6%	245,774	0.6%	0.7%
Pennsylvania	16	85.9%	2,188,237	4.9%	5.2%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	12	93.5%	1,074,007	2.4%	2.1%
Tennessee	25	88.3%	1,826,709	4.1%	3.1%
Texas	88	90.4%	7,495,417	16.9%	16.8%
Utah	1	—	—	0.0%	0.0%
Virginia	14	92.6%	1,004,599	2.3%	2.2%
West Virginia	3	93.3%	18,031	0.0%	0.0%
Wisconsin	3	97.8%	212,189	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.3%	0.3%
	480	90.0%	44,473,887	100.0%	100.0%

Region (1)
East	135	89.0%	11,772,765	26.5%	25.4%
Midwest	87	87.4%	10,199,608	22.9%	21.6%
South	225	91.3%	19,011,062	42.7%	42.5%
West	33	93.4%	3,490,452	7.8%	10.4%
	480	90.0%	44,473,887	100.0%	100.0%

(1)             NCREIF Regions

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Same Property NOI Analysis
Excludes Redevelopment Properties
(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	234	234		240	240
Gross leasable area (1)	30,553,081	30,553,081		30,865,840	30,865,840
Percent leased (1)	93.5%	94.3%	-0.8%	93.1%	94.9%	-1.8%

Lease Termination Fees: (2)	$226	$339		$2,485	$407

Rental revenues	$81,947	$82,527	-0.7%	$80,945	$79,685	1.6%
Rental operating expenses	24,162	25,514	-5.3%	24,988	24,280	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$57,785	$57,013	1.4%	$55,957	$55,405	1.0%
Operating margin (GAAP basis)	70.5%	69.1%	1.4%	69.1%	69.5%	-0.4%
Straight-line rent adjustment	899	1,239	-27.4%	790	647	22.1%
SAME PROPERTY NOI	$56,886	$55,774	2.0%	$55,167	$54,758	0.7%
Operating margin	69.4%	67.6%	1.8%	68.2%	68.7%	-0.6%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$81,947	$82,527		$80,945	$79,685
Non-same property rental revenues	32,891	49,821		35,726	49,224
TOTAL RENTAL REVENUES	114,838	132,348		116,671	128,909
Same property rental operating expenses (1)	24,162	25,514		24,988	24,280
Non-same property rental operating expenses	11,717	16,209		11,115	16,595
TOTAL RENTAL OPERATING EXPENSES	35,879	41,723		36,103	40,875

TOTAL NOI (1)	78,959	90,625		80,568	88,034

SAME PROPERTY JOINT VENTURE NOI (1)	2,293	2,298		2,090	2,240

COMPANY NOI	76,666	88,327		78,478	85,794

Total other income	5,495	2,567		6,298	3,223
Total other expenses	(52,359)	(57,173)		(52,913)	(57,025)
Gain on sale of real estate	—	—		—	—
Impairment of real estate	—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(201)	(1,134)		(150)	(282)
Income from discontinued operations	5,068	8,110		6,796	6,977

NET INCOME	$34,669	$40,697		$38,509	$38,687

(1)             Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2)             Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144 or 3) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Same Property NOI Analysis
Includes Redevelopment Properties
(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	288	288		291	291
Gross leasable area (1)	39,515,644	39,515,644		39,051,904	39,051,904
Percent leased (1)	90.7%	91.5%	-0.8%	91.0%	91.7%	-0.7%

Lease Termination Fees: (2)	$532	$851		$5,180	$425

Rental revenues	$106,398	$102,408	3.9%	$103,443	$97,978	5.6%
Rental operating expenses	33,259	33,145	0.3%	32,510	31,580	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$73,139	$69,263	5.6%	$70,933	$66,398	6.8%
Operating margin (GAAP basis)	68.7%	67.6%	1.1%	68.6%	67.8%	0.8%
Straight-line rent adjustment	1,126	1,587	-29.0%	2,518	689	265.5%
SAME PROPERTY NOI	$72,013	$67,676	6.4%	$68,415	$65,709	4.1%
Operating margin	67.7%	66.1%	1.6%	66.1%	67.1%	-0.9%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$106,398	$102,408		$103,443	$97,978
Non-same property rental revenues	8,492	30,006		13,308	30,995
TOTAL RENTAL REVENUES	114,890	132,414		116,751	128,973
Same property rental operating expenses (1)	33,259	33,145		32,510	31,580
Non-same property rental operating expenses	2,645	8,598		3,620	9,313
TOTAL RENTAL OPERATING EXPENSES	35,904	41,743		36,130	40,893

TOTAL NOI (1)	78,986	90,671		80,621	88,080

SAME PROPERTY JOINT VENTURE NOI (1)	2,320	2,344		2,143	2,286

COMPANY NOI	76,666	88,327		78,478	85,794

Total other income	5,495	2,567		6,298	3,223
Total other expenses	(52,359)	(57,173)		(52,913)	(57,025)
Gain on sale of real estate	—	—		—	—
Impairment of real estate	—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(201)	(1,134)		(150)	(282)
Income from discontinued operations	5,068	8,110		6,796	6,977

NET INCOME	$34,669	$40,697		$38,509	$38,687

(1)             Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2)             Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144 or 2) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	54	2,299,046	5.2%	$14,567,974	4.1%
2	Wal-Mart Stores (2)	32	2,237,316	5.0%	8,995,675	2.5%
3	Sears Holding Corp. (3)	36	1,925,633	4.3%	8,869,328	2.5%
4	The TJX Companies (4)	57	1,059,840	2.4%	7,427,981	2.1%
5	Publix Super Markets (5)	23	729,544	1.6%	6,035,277	1.7%
6	Ahold USA (6)	18	577,354	1.3%	5,412,344	1.5%
7	Safeway, Inc. (7)	13	409,947	0.9%	3,879,110	1.1%
8	Hobby Lobby (8)	15	609,384	1.4%	3,522,161	1.0%
9	Delhaize America (9)	34	577,995	1.3%	3,511,239	1.0%
10	Walgreen Co.	22	215,827	0.5%	3,159,083	0.9%
		304	10,641,886	23.9%	$65,380,172	18.2%

(1)             Includes King Soopers, Kroger and Smith’s.

(2)             Includes Discount Stores, Neighborhood Markets, SAM’S CLUB and Supercenters.

(3)             Includes Kmart, Sears, Sears Essentials and Sears Hardware.

(4)             Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5)             Includes Publix and Pulix Sabor.

(6)             Includes Bruno’s, Giant Food, Martin’s, Stop & Shop and Tops Market.

(7)             Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(8)             Includes Hemispheres and Hobby Lobby.

(9)             Includes Food Lion, Hannaford Bros., Harveys, Kash n’ Karry and Sweetbay Supermarket.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended June 30, 2006

New and Renewal Lease Summary

										Tenant
					Total	Total	Percent	Percent	Tenant	Improvements		Leasing
			Total New	Total New	Former	Former	Increase	Increase	Improvements	Committed	Leasing	Commissions
	Number	GLA	ABR	ABR PSF	ABR	ABR PSF	(Cash)	(GAAP)	Committed(1)	PSF (1)	Commissions(1)	PSF (1)
1Q 2006
Comparable Space (2)
New leases	109	414,940	$4,442,176	$10.71	$3,879,473	$9.35	14.5%	—	$1,993,257	$4.80	$471,304	$1.14
Renewal leases (3)	302	1,513,747	16,230,329	10.72	14,931,103	9.86	8.7%	—	—	—	—	—
	411	1,928,687	20,672,505	10.72	18,810,576	$9.75	9.9%	—	—	—	—	—
Non-comparable Space								—
New leases	47	284,280	3,421,904	12.04	—	—	—	—	2,054,754	7.23	270,156	0.95
TOTAL	458	2,212,967	$24,094,409	$10.89	—	—	—	—	$4,048,011	$5.79	$741,460	$1.06

2Q 2006
Comparable Space (2)
New leases	73	247,889	$2,995,022	$12.08	$2,620,859	$10.57	14.3%	21.5%	$1,571,361	$6.34	$147,616	$0.60
Renewal leases (3)	231	1,463,045	12,636,170	8.64	11,628,362	7.95	8.7%	13.3%	—	—	—	—
	304	1,710,934	15,631,192	9.14	14,249,221	$8.33	9.7%	14.8%	—	—	—	—
Non-comparable Space
New leases	63	706,340	6,608,201	9.36	—	—	—	—	3,903,150	5.53	909,994	1.29
TOTAL	367	2,417,274	$22,239,393	$9.20	—	—	—	—	$5,474,511	$5.74	$1,057,610	$1.11

2006 Total
Comparable Space (2)
New leases	182	662,829	$7,437,198	$11.22	$6,500,332	$9.81	14.4%	—	$3,564,618	$5.38	$618,920	$0.93
Renewal leases (3)	533	2,976,792	28,866,499	9.70	26,559,465	8.92	8.7%	—	—	—	—	—
	715	3,639,621	36,303,697	9.97	33,059,797	$9.08	9.8%	—	—	—	—	—
Non-comparable Space
New leases	110	990,620	10,030,105	10.13	—	—	—	—	5,957,904	6.01	1,180,150	1.19
TOTAL	825	4,630,241	$46,333,802	$10.01	—	—	—	—	$9,522,522	$5.76	$1,799,070	$1.09

(1)             New leases only.

(2)             Includes only those spaces that were occupied within the prior two years.

(3)             Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in effect at March 31, 2006 and June 30, 2006, including those that are fully executed, but not yet open.

Includes the Company Portfolio, 100 percent of properties owned by unconsolidated joint ventures and managed portfolios, and excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc

Supplemental Disclosure - Quarter Ended June 30, 2006

Lease Expiration Schedule - Company Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2006	665	2,707,773	7.22%	$8.87	7.27%
2007	941	4,321,124	11.52%	9.44	12.34%
2008	924	4,308,566	11.48%	9.47	12.36%
2009	756	4,119,058	10.98%	9.49	11.83%
2010	607	5,128,169	13.67%	8.21	12.75%
2011	367	3,065,123	8.17%	8.47	7.86%
2012	90	867,669	2.31%	9.50	2.49%
2013	101	1,550,369	4.13%	7.92	3.72%
2014	89	1,662,694	4.43%	8.56	4.31%
2015	117	2,245,960	5.99%	8.92	6.06%
2016+	312	7,539,156	20.10%	8.33	19.00%
	4,969	37,515,661	100.0%	$8.81	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2006

Lease Expiration Schedule - Joint Venture Portfolios

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2006	285	1,157,690	4.56%	$10.20	4.89%
2007	448	1,905,304	7.50%	10.09	7.95%
2008	490	2,794,999	11.01%	9.71	11.23%
2009	439	2,732,943	10.76%	9.23	10.44%
2010	628	2,592,295	10.21%	9.84	10.56%
2011	206	1,719,290	6.77%	10.15	7.22%
2012	89	1,202,423	4.73%	10.15	5.05%
2013	97	1,316,679	5.18%	10.56	5.75%
2014	102	1,751,901	6.90%	9.17	6.64%
2015	99	1,648,508	6.49%	10.34	7.05%
2016+	250	6,573,483	25.88%	8.54	23.22%
	3,133	25,395,515	100.0%	$9.52	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2006

Lease Expiration Schedule - Total Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2006	950	2,804,452	7.08%	$9.00	7.16%
2007	1,389	4,457,970	11.26%	9.50	12.01%
2008	1,414	4,502,558	11.37%	9.53	12.16%
2009	1,195	4,311,801	10.89%	9.53	11.65%
2010	1,235	5,367,983	13.56%	8.34	12.70%
2011	573	3,226,728	8.15%	8.67	7.94%
2012	179	965,937	2.44%	9.76	2.67%
2013	198	1,651,296	4.17%	8.20	3.84%
2014	191	1,784,192	4.51%	8.68	4.39%
2015	216	2,395,065	6.05%	9.06	6.15%
2016+	562	8,119,050	20.51%	8.40	19.34%
	8,102	39,587,032	100.0%	$8.91	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	81%	$275,900	Southern Family Markets
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,037,958	Southeastern Salvage, Wal-Mart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	98%	1,418,814	Wal-Mart Supercenter
4	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	96%	715,711	Furniture Factory, Kmart
5	Metro Marketplace	Phoenix	AZ	2001	06/21/91	249,694	72%	1,954,682	Office Max, Toys R Us
6	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,670,322	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	SAM’S CLUB
7	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	358,423	—
8	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,173	100%	1,694,329	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
9	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,670	100%	680,059	Big Lots, Kmart
10	Arbor Faire	Fresno	CA	1993	04/09/97	200,166	96%	2,129,389	Home Depot, PETsMART, Smart & Final	Mervyn’s
11	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	74%	788,774	United Artists
12	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	93%	767,220	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
13	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	99%	3,247,899	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
14	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,493,882	Borders, Kohl’s, Sports Chalet	Wal-Mart
15	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	100%	5,303,364	Levitz Furniture, Broyhill Home Collections, Macy’s Home Store	Long’s Drugs
16	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,812,740	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
17	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
18	Superior Marketplace	Superior	CO	2004	07/31/02	266,308	99%	4,093,130	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
19	Clearwater Mall	Clearwater	FL	2003	01/30/04	301,500	96%	5,022,256	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, SuperTarget
20	Coconut Creek	Coconut Creek	FL	2005	03/01/02	265,621	94%	2,999,896	Big Lots, Publix
21	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,305,649	Publix, Sears Essentials
22	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,436,759	Circuit City, Office Depot, Publix, T.J. Maxx
23	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	885,057	Family Dollar, Winn-Dixie
24	Regency Park	Jacksonville	FL	2006	06/16/97	333,942	81%	2,556,194	American Signature, Babies R Us, Hobby Lobby, Marshalls
25	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
26	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	95%	729,773	Sweetbay Supermarket
27	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	84%	575,809	International Super Buffet
28	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,364,298	Ross Dress for Less, Sears Essentials, Winn-Dixie
29	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,771,007	Kmart, Publix
30	Southgate	New Port Richey	FL	2004	08/27/97	258,702	95%	1,312,905	Big Lots, Publix, Sticks N Stuff
31	Colonial Marketplace	Orlando	FL	2006	04/01/98	141,140	99%	1,891,129	A.C. Moore, LA Fitness, Office Max	Target
32	Presidential Plaza	North Lauderdale	FL	2006	04/18/97	88,306	100%	784,502	Family Dollar, Sedano’s Supermarket
33	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	521,346	AutoZone, Buddy’s Home, Winn-Dixie
34	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,060,977	Publix
35	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	94%	1,145,093	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
36	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	901,259	Burlington Coat Factory, T.J. Maxx
37	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	81%	903,217	Dollar General, Publix
38	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,196,956	Big Lots, Winn-Dixie
39	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	99%	915,633	Dollar Tree, Kash n’ Karry, Walgreens
40	Tyrone Gardens (5)	St. Petersburg	FL	1998	06/20/06	209,337	95%	1,490,231	Big Lots, Winn-Dixie
41	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	98%	1,446,482	Publix, Schumacher Music
42	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	139,791	97%	1,521,935	Publix, T.J. Maxx
43	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	425,601	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
44	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,138	96%	3,752,653	Furniture Plus, Goodwill, Mercado Del Pueblo
45	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	97%	620,573	Aaron’s Rents, Big Lots, Food Lion
46	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	99%	443,483	Family Dollar, Food Depot
47	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	556,396	Badcock Furniture, Kroger
48	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	418,697	BI-LO, Family Dollar
49	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	100%	107,589	America’s Choice Home Furnishings, Fred’s Dollar Store
50	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	847,868	B.C. Moore, Wal-Mart
51	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	693,706	Kmart, Piggly Wiggly

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
52	Covington Gallery	Covington	GA	1991	12/30/93	174,857	92%	942,531	Ingles, Kmart
53	Midway Village	Douglasville	GA	1989	05/01/97	74,728	91%	347,004	Piggly Wiggly
54	Westgate	Dublin	GA	2004	07/11/90	118,938	97%	685,898	Beall’s, Big Lots, Southern Family Markets	Home Depot
55	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	93%	1,027,425	Piccadilly Cafeteria, Publix
56	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	429,511	Marshalls
57	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	98%	1,112,406	Kroger
58	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	91%	1,630,910	Kroger
59	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	86%	371,411	Family Dollar, Marshalls
60	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	585,045	Food Depot
61	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	93%	244,332	—	Wal-Mart Supercenter
62	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	915,954	Eisenhower Cinema, Food Lion
63	Victory Square	Savannah	GA	2006	07/02/92	119,014	97%	1,038,694	—
64	University Commons	Statesboro	GA	1994	07/24/96	59,814	98%	558,555	—
65	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	97%	2,696,772	Kroger
66	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	229,380	Bealls Outlet, Family Dollar, Salvation Army
67	Westgate	Tifton	GA	1980	07/11/90	16,307	66%	114,933	Dollar General
68	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	85%	942,554	Burlington Coat Factory, Hobby Lobby
69	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	91%	2,342,060	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
70	Festival Center	Bradley	IL	2006	12/12/02	63,796	77%	256,297	Big Lots
71	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	95%	371,520	Big Lots, Hobby Lobby
72	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	93%	1,889,305	Dominick’s, Walgreen
73	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	454,006	Cub Foods, Stone’s Hallmark
74	Westridge Court	Naperville	IL	2002	07/18/97	453,666	87%	5,389,996	Borders, CompUSA, Linens ‘n Things, Marshalls, Nova 8 Theatre
75	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	100%	1,067,406	Jewel-Osco
76	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	249,954	99%	2,518,080	T.J. Maxx, Walt’s Food Center
77	Columbus Center	Columbus	IN	2005	12/01/88	145,137	98%	1,116,485	Big Lots, Office Max, T.J. Maxx	Target
78	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	669,306	CVS, Martin’s Super Market
79	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	97%	2,161,019	SAM’S CLUB, Wal-Mart
80	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	277,601	—	Goody’s, Wal-Mart Supercenter
81	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	497,453	Goody’s, Kmart
82	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	82%	268,758	—	Big Lots
83	Florence Plaza	Florence	KY	1985	12/12/02	170,404	71%	753,762	Hobby Lobby	Toys R Us
84	Florence Square	Florence	KY	2000	03/17/04	379,333	95%	4,037,556	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
85	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	770,287	Food Lion, Kmart
86	Jefferson Towne Commons	Jeffersontown	KY	2005	10/21/88	210,799	88%	1,369,031	Louisville Athletic Club, King Pin Lanes, Save-A-Lot
87	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	97%	1,343,883	Wal-Mart
88	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	92%	1,332,100	Kroger
89	Picadilly Square	Louisville	KY	2006	04/25/89	96,370	92%	547,519	Big Lots, Royal Garden Buffet
90	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	95%	1,065,213	Books-A-Million, Hobby Lobby, Office Depot
91	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,465	99%	664,213	Stage, Super 1 Foods
92	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	99%	1,081,363	—
93	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	88%	1,145,080	Stop & Shop
94	Maple Village	Ann Arbor	MI	2000	10/14/94	296,385	99%	1,938,217	Dunham’s, Kmart
95	Grand Crossing	Brighton	MI	2005	01/03/03	82,989	100%	816,240	ACO Hardware, VG’S Food
96	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,279	98%	670,440	Farmer Jack
97	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
98	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,081,268	Sears Hardware
99	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	92%	754,993	D&W Food Center, Powerhouse Gym
100	Kentwood	Kentwood	MI	1987	01/03/03	78,007	66%	243,598	D&W Food Center
101	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	89%	4,699,541	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
102	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,093,269	Gander Mountain, Michaels, Old Navy, T.J. Maxx
103	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,065,303	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
104	18 Mile & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,313,685	Murray’s Auto Parts, Sears Hardware, VG’S Food
105	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	92%	735,140	Babies R Us, Bed Bath & Beyond, Dunham’s
106	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	512,168	Martin’s Supermarket
107	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,375,843	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
108	Westland Crossing	Westland	MI	1999	11/16/99	141,738	86%	1,236,514	Grand Prix of America, Michaels	Toys R Us
109	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	94%	465,730	Northwest Bookstore, Party America, The Gym
110	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	89%	349,179	Ingles
111	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	91%	648,343	Big Lots	Hobby Lobby
112	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	91%	376,196	BI-LO, Peebles
113	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	94%	258,957	Food Lion
114	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	91%	310,622	Dollar General, Food Lion
115	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	99%	764,404	Dollar Tree, Wal-Mart Supercenter
116	Roxboro Square	Roxboro	NC	2005	06/05/95	97,226	90%	1,069,685	Person County
117	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	91%	524,876	Belk-Yates, Rose’s Department Store
118	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	99%	2,022,527	Big Lots, Wal-Mart Supercenter
119	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	648,370	Eckerd, Lowes Food
120	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	98%	738,678	B.C. Moore, Food Lion, Wal-Mart
121	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	66%	641,693	Wal-Mart	Belk’s
122	Laurel Square	Brick	NJ	2003	07/13/92	246,235	99%	2,034,882	Kmart, Pathmark
123	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
124	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	97%	1,324,405	Stop & Shop
125	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,059	95%	2,892,913	ShopRite
126	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,684	97%	316,635	Wal-Mart Neighborhood Market
127	Renaissance Center East	Las Vegas	NV	2006	10/17/96	144,216	99%	1,592,614	Albertsons
128	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	287,130	Big Lots, Country Max, Kinney Drugs
129	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	600,863	Kmart, Office Max
130	D & F Plaza	Dunkirk	NY	1967	01/01/86	195,487	90%	869,726	Big Lots, Quality Markets
131	Unity Plaza	East Fishkill	NY	2005	04/28/04	67,462	100%	1,408,850	A&P Fresh Market
132	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	171,152	Big Lots, Dollar General
133	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,199,769	Eckerd, P&C Foods, T.J. Maxx
134	Transit Road Plaza	Lockport	NY	2005	08/03/93	134,526	79%	690,731	Dollar Tree, Grossman’s Bargain Outlet, OfficeMax, Save-A-Lot
135	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	90%	1,657,161	A.J. Wright, Ashley Furniture, ShopRite
136	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,538,475	ShopRite, US Postal
137	Mohawk Acres	Rome	NY	2005	01/20/84	161,170	94%	1,316,377	Price Chopper
138	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,627,999	Eckerd, Uncle Giuseppe’s Italian Market
139	Ashland Square	Ashland	OH	1991	10/06/93	163,168	94%	856,826	Wal-Mart
140	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	94%	1,659,442	Giant Eagle	Home Depot
141	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	89%	1,309,932	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
142	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	218,752	91%	1,841,053	A.J. Wright, Kroger
143	Delhi	Cincinnati	OH	2002	05/22/96	166,317	72%	1,286,829	Kroger
144	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	93%	2,386,514	HomeGoods, Stein Mart, T.J. Maxx
145	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,718	92%	498,890	Furniture & Mattress Dist. Center, Kroger
146	Western Hills Plaza	Cincinnati	OH	1989	11/03/05	430,399	83%	3,243,499	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx
147	Western Village	Cincinnati	OH	2005	05/04/94	111,656	96%	972,150	Kroger
148	Crown Point	Columbus	OH	1998	07/23/98	147,275	100%	1,275,279	Kroger, Lombards
149	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,212	96%	1,092,535	Kroger
150	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	92%	713,000	Staples, Super Seafood Buffet
151	Heritage Square	Dover	OH	2004	08/31/93	181,732	82%	638,088	Giant Eagle
152	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,251,456	Tops Market	Wal-Mart
153	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	98%	2,741,726	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
154	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,170,429	Wal-Mart
155	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	91%	1,634,589	Basset’s IGA
156	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	741,416	Value City
157	Southland Shopping Plaza	Toledo	OH	1988	12/21/05	290,892	83%	1,391,197	A.J Wright, Big Lots, Kroger, Sears Hardware
158	Marketplace	Tulsa	OK	1992	09/01/04	186,851	90%	1,647,015	CompUSA, Drysdale’s, Oshman’s, PetsMart
159	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	98%	1,465,499	Giant Eagle, Wal-Mart
160	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	96%	2,115,528	Genuardi’s
161	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, T.J. Maxx
162	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	682,018	Acme Markets, Big Lots

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
163	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	90%	863,811	Giant Food, Rent-To-Own
164	Ivyridge	Philadelphia	PA	2006	08/02/95	107,316	84%	1,455,718	—
165	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	99%	6,454,153	Strawbridge’s
166	Hampton Square	Southampton	PA	2002	12/29/98	62,933	64%	332,218	Eckerd
167	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,431,578	Marshalls, Ocean State Job Lot, Stop & Shop
168	South Park	Aiken	SC	1991	12/12/02	55,583	100%	263,325	Aaron Rents, Fred’s, Goodwill Emporium
169	Fashion Place Shopping Center	Columbia	SC	1990	09/14/05	149,493	85%	946,547	Dollar Tree, Staples, Superpetz, T.J. Maxx
170	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	726,513	BI-LO
171	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	96%	310,017	Food Lion, Market Area Real Estate Sales
172	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	428,678	Animal Supply House, Dollar General, Food Lion, Musicians Supply	Kmart
173	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	93%	1,755,030	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
174	Hillcrest Shopping Center	Spartanburg	SC	2006	02/16/05	343,048	94%	3,006,136	Marshalls, Publix, Ross Dress for Less, Stein Mart
175	Congress Crossing	Athens	TN	1990	11/10/88	176,305	98%	1,091,517	BI-LO, Kmart
176	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	684,383	BI-LO, CVS
177	Saddletree Village	Columbia	TN	1990	06/15/98	46,279	92%	305,588	Dollar General, Food Lion
178	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,599,871	Kmart, Proffitt’s
179	Hazel Path	Hendersonville	TN	1989	11/27/95	162,942	90%	739,275	Food Lion
180	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	98%	1,783,643	Wal-Mart Supercenter
181	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	69%	351,402	Dollar Tree	Kroger
182	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	354,345	Dollar General, Food Lion	The Crystal Company
183	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	1,012,863	Kroger
184	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	36%	227,121	Dollar Tree
185	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	Dollar Tree, Southern Family Market
186	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	99%	1,214,826	Wal-Mart Supercenter
187	Palm Plaza	Aransas	TX	2002	03/01/02	52,100	86%	287,064	Bealls (Stage), Family Dollar
188	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	100%	2,894,178	Hemispheres, Oshman’s	Hobby Lobby
189	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	93%	829,630	—
190	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	479,625	H.E.B., ICI Paints
191	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	386,694	Food City, Family Dollar, Hancock Fabrics
192	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
193	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	793,425	CVS, H.E.B., Palais Royal
194	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	—
195	Townshire	Bryan	TX	2002	03/01/02	136,693	88%	757,995	Albertsons, Tops Printing
196	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	99%	1,084,784	CVS, Kroger
197	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	85%	604,228	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
198	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	87%	1,818,321	Bealls (Stage), Hobby Lobby, Sutherland Lumber
199	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	412,237	Family Dollar, Minyard’s
200	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	94%	479,507	Blockbuster, Carnival, Family Dollar, Mama Rosa
201	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	425,946	Minyard, O’Reilly’s Auto Parts
202	Webb Royal	Dallas	TX	1992	03/01/02	108,545	92%	663,509	Family Dollar, Minyard
203	Parktown	Deer Park	TX	1999	03/01/02	121,388	92%	724,795	Burke’s Outlet, Gerland’s, Walgreens
204	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	467,240	Albertsons
205	Friendswood Square	Friendswood	TX	2006	03/01/02	77,587	100%	712,973	Dollar General , KoMan Furniture & Mattress, Walgreens
206	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	918,228	CompUSA
207	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	310,056	Family Dollar, Fiesta, Hi Style Fashion
208	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	87%	631,110	Cook Children’s Health Foundation, Minyard’s
209	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	879,170	Truong Nguyen Grocer
210	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	82%	189,702	Ace Hardware, Rent-A-Center, Save-A-Lot
211	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	99%	1,126,212	Kroger
212	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	664,032	Kroger
213	Braes Heights	Houston	TX	2003	03/01/02	100,487	98%	1,435,245	CVS
214	Braes Link	Houston	TX	1999	03/01/02	38,997	95%	497,636	Walgreens
215	Braes Oaks	Houston	TX	1992	03/01/02	46,720	78%	270,173	H.E.B.
216	Braesgate	Houston	TX	1997	03/01/02	91,670	94%	312,701	Food Town
217	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	98%	1,412,482	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
218	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	97%	1,671,714	Big Lots, Kroger, Stein Mart
219	Jester Village	Houston	TX	1988	03/01/02	64,442	73%	398,826	H.E.B.
220	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	104,952	—
221	Maplewood Mall	Houston	TX	2004	03/01/02	94,356	86%	560,079	Burke’s Outlet, Cox’s Foodarama, Family Dollar
222	Merchants Park	Houston	TX	2006	03/01/02	241,742	89%	2,015,249	Big Lots, Hibernia Bank, Kroger, Ross Dress for Less
223	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	75%	720,884	—
224	Northgate	Houston	TX	1972	03/01/02	43,244	25%	73,020	Firestone
225	Northshore East	Houston	TX	2001	03/01/02	90,820	92%	1,117,260	Office Depot, River Oaks Imaging & Diagnostic
226	Northtown Plaza	Houston	TX	1990	03/01/02	195,134	100%	1,781,124	Big Lots, Factory 2 U, Fallas Paredes
227	Northwood	Houston	TX	1972	03/01/02	137,947	100%	983,013	Davis Food City
228	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	839,251	Family Dollar, Houston Community College
229	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	97%	629,748	Circuit City
230	Stella Link	Houston	TX	1998	03/01/02	99,727	77%	567,699	Conn’s Clearance,Davis Food City
231	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	848,545	Party City, Salon In The Park, USA Baby
232	Tidwell Place	Houston	TX	1991	03/01/02	41,855	80%	305,386	Family Dollar, North Houston Birth Center
233	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	85%	1,593,441	Marshalls
234	Irving West	Irving	TX	2004	09/14/93	69,956	94%	380,754	Terry’s Supermarket
235	Washington Square	Kaufman	TX	1978	03/01/02	65,907	92%	274,486	Auto Zone, Bealls (Stage), Family Dollar
236	League City	League City	TX	1992	03/01/02	99,021	90%	515,638	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
237	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	85%	673,888	Bealls (Stage), Super 1 Foods
238	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	89%	1,294,616	Kroger, Sears Hardware
239	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	316,624	Dollar General, Hancock Fabrics
240	Parkview West	Pasadena	TX	2005	03/01/02	39,939	92%	327,311	Family Dollar, Rent-A-Center
241	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	98%	2,269,360	Kroger
242	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	99%	1,112,894	Kroger, Palais Royal
243	Market Plaza	Plano	TX	2002	07/13/05	161,453	64%	2,325,280	H.E.B Central Market
244	Klein Square	Spring	TX	1999	03/01/02	80,857	100%	739,992	Family Dollar, Foodtown
245	Texas City Bay	Texas City	TX	2005	03/01/02	228,676	95%	1,761,217	BP, Kroger
246	The Centre at Navarro	Victoria	TX	2005	03/01/02	47,960	94%	658,688	Hastings,Walgreens
247	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,438,685	Toy Works, Ukrops Supermarket	Kohl’s
248	Jefferson Green	Newport News	VA	1988	12/12/02	54,945	99%	768,864	Northern Handyman
249	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	77%	888,610	Ingles
250	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	100%	1,013,919	Hamricks Department Stores, Kroger
251	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	98%	763,741	CVS, Kroger
252	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	93%	1,009,107	Big Lots, Goodwill, Kroger
253	Ridgeview Centre	Wise	VA	2005	07/02/92	190,242	95%	1,332,113	Food City, Kmart	Belk’s
254	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,376,908	Hobby Lobby, Kohl’s	ShopKo
255	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	86%	957,515	Big Lots, Murdoch’s Ranch & Home Supply	Hobby Lobby
						36,018,479	93%	$294,330,926
	Miscellaneous Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414	—
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	—
4	Country Market	Pine Bluff	AR	1981	08/10/93	60,842	100%	121,684	—
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	56,250	Brunswick Lanes
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	0%	—	—
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	505,780	Smith’s
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—	—
9	Akron Land	Akron	OH	—	09/07/05	LAND	—	—	—
10	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic	Wal-Mart
11	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	42%	378,495	Pechin
12	Yarbrough	El Paso	TX	1995	03/01/02	49,457	100%	50,000	—
13	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—	—
14	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755	—
						693,722	66%	$1,875,548

	STABILIZED PROPERTIES					36,712,201	93%	$296,206,475

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
Redevelopment Properties

	Community and Neighborhood Shopping Centers
1	Riverview Plaza	Gadsden	AL	2006	10/12/95	147,521	66%	$645,675	Hobby Lobby
2	Bakersfield Plaza	Bakersfield	CA	2006	06/20/97	213,164	96%	2,041,762	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
3	Brooksville Square	Brooksville	FL	2006	03/28/94	96,361	100%	881,964	Publix
4	The Mall at 163rd Street	Miami	FL	2006	12/31/98	323,051	77%	2,534,368	Marshalls, Ross	Home Depot, Wal-Mart Supercenter
5	Merchants Crossing	Newnan	GA	2006	12/12/02	174,059	57%	739,834	Hastings, Kroger
6	Southfield Plaza	Bridgeview	IL	2006	12/03/96	198,331	90%	1,840,534	Dominick’s, Hobby Lobby	Home Depot
7	Wabash Crossing	Wabash	IN	2006	12/16/93	172,492	41%	414,167	Tractor Supply
8	Lexington Road Plaza	Versailles	KY	2006	04/28/94	182,578	97%	1,209,941	Kmart, Kroger
9	Points West	Brockton	MA	2006	12/12/02	138,657	78%	480,251	Ocean State Job Lot
10	Liberty Plaza	Randallstown	MD	2006	05/12/95	215,634	30%	566,436	Marshalls
11	Rising Sun Towne Centre	Rising Sun	MD	2006	06/04/99	66,702	100%	640,167	Family Dollar, Martin’s
12	Fremont	Fremont	MI	2006	01/03/03	40,800	26%	89,817	Glik’s
13	Tinton Falls Plaza	Tinton Falls	NJ	2006	01/30/98	100,582	77%	673,532	WOW Fitness	A&P
14	Kietzke Center	Reno	NV	2006	06/20/97	167,296	54%	834,374	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
15	Pyramid Mall	Geneva	NY	2006	08/03/93	195,863	63%	1,000,099	Big Lots, Tops Market
16	Sunshine Square	Medford	NY	2006	12/12/02	222,422	76%	1,760,136	Stop & Shop
17	Rockland Plaza	Nanuet	NY	2006	01/01/83	250,060	97%	5,308,056	Marshalls
18	Price Chopper Plaza	Rome	NY	2006	08/03/93	78,400	0%	—	—
19	South Towne Centre	Dayton	OH	2006	03/27/92	316,169	73%	2,159,708	Burlington Coat Factory, Health Foods Unlimited, Jo-Ann Fabrics, Value City Furniture
20	Midway Crossing	Elyria	OH	2006	12/11/95	175,385	74%	1,003,526	Dunham’s, Jo-Ann Fabrics, T.J. Maxx	Toys R Us
21	Surrey Square Mall	Norwood	OH	2006	08/26/05	190,323	60%	985,700	Kroger
22	Market Place	Piqua	OH	2006	11/20/91	176,964	61%	389,336	Kroger
23	Dillsburg Shopping Center	Dillsburg	PA	2006	10/16/96	146,193	74%	1,486,862	Giant Food
24	West Towne Square	Elizabethton	TN	2006	06/09/98	99,224	50%	266,440	Dollar Tree
25	Chapman-Ford Crossing	Knoxville	TN	2006	12/30/92	185,604	69%	566,850	First Tennessee Bank, Goody’s
26	Culpepper Plaza	College Station	TX	2006	03/01/02	209,760	56%	1,217,873	—
27	Wynnewood Village	Dallas	TX	2006	03/01/02	440,379	98%	3,289,803	Fallas Paredes, Kroger
28	Antoine Square	Houston	TX	2006	03/01/02	54,512	7%	60,444	—
29	Broadway	Houston	TX	2006	03/01/02	74,942	67%	316,567	Dollar General, The Worksource
30	Huntington Village	Houston	TX	2006	03/01/02	111,887	87%	725,449	Family Dollar, Twice Blessed
						5,165,315	72%	$34,129,671

	Miscellaneous Properties
1	Pointe*Orlando (6)	Orlando	FL	2006	11/30/99	420,000	65%	$5,640,315	Muvico
	REDEVELOPMENT PROPERTIES					5,585,315	71%	$39,769,986

New Development Properties

	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka	FL	2006	09/07/05	—	—	—	—	Home Depot
2	Nine Mile Square	Pensacola	FL	2006	09/07/05	—	—	—	—	Home Depot
3	Denham Springs Plaza	Denham Springs	LA	2006	09/07/05	—	—	—	—	Home Depot
4	Brandt Pike Place	Dayton	OH	2006	09/30/05	—	—	—	—	Kroger
5	Northgate Plaza	Westerville	OH	2006	09/07/05	—	—	—	—	Home Depot, Kroger
	NEW DEVELOPMENT PROPERTIES					—	—	—

	COMPANY PORTFOLIO					42,297,516	90%	$335,976,461

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Ownedf (4)

JOINT VENTURE PORTFOLIOS (7)

Stabilized Properties

	Community and Neighborhood Shopping Centers

	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,332,115	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	98%	12,474,999	Best Buy, DSW Shoe Warehouse, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	SuperTarget

	CA New Plan Acquisition Fund, LLC
3	Augusta West	Augusta	GA	2006	02/09/06	187,823	94%	1,082,858	Burlington Coat Factory, Dollar Tree, Regal Cinemas
4	Banks Station	Fayetteville	GA	2006	02/09/06	176,451	92%	1,370,276	Cinemark USA, Food Depot, Staples
5	The Pines	Pineville	LA	1991	03/01/02	179,039	98%	838,691	Kmart, Super 1 Foods
6	Great Eastern Shopping Plaza	Northwood	OH	1956	12/21/05	370,676	73%	1,119,137	Aldi, The Pharm, Value City Department Store, The Pharm, Value City Furniture
7	Shelby Square	Memphis	TN	1989	02/09/06	155,969	72%	687,524	Fred’s, Wal-Mart Neighborhood Market
8	Parmer Crossing	Austin	TX	2004	06/13/06	169,517	92%	1,296,364	Big Lots, Room Store	Fry’s Electronics
9	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,073,450	Conn Appliances, PETCO, Sellers Brothers

	CA New Plan Venture Direct Investment Fund, LLC
10	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	100%	1,003,311	Winn-Dixie
11	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,262,527	Big Lots, Home Goods, Gold’s Gym, Publix
12	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	84%	829,706	Beall’s, Publix
13	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	84%	950,191	Kroger
14	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	87%	733,867	Albertson’s
15	Odessa-Winwood Town Center	Odessa	TX	2002	03/01/02	343,603	100%	2,215,257	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
16	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,132,379	Randalls

	CA New Plan Venture Fund, LLC
17	Villa Monaco	Denver	CO	1978	02/19/04	122,213	89%	1,087,650	King Soopers
18	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	100%	1,043,374	Bealls Outlet, Publix Sabor
19	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	98%	626,669	Winn-Dixie
20	Clinton Crossing	Clinton	MS	2005	10/31/03	87,698	31%	324,324	—
21	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,559,156	Stein Mart, Tom Thumb

	Galileo America LLC (8)
22	Springdale Center	Mobile	AL	2004	05/04/06	612,616	93%	3,789,168	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s	SAM’S CLUB
23	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	297,768	Southern Family Markets, Sportsmed
24	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,462	92%	1,181,584	Fine Living Furniture, Food City	Bally’s Fitness
25	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	95%	727,539	Food City
26	Paradise Plaza	Paradise	CA	1997	06/20/97	198,323	100%	836,378	Albertsons, Kmart, Rite Aid
27	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	2,162,727	T.J. Maxx	Ralphs, Rite Aid
28	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	100%	2,825,910	Stater Bros., Stein Mart
29	Aurora Plaza	Aurora	CO	1996	12/12/02	176,191	100%	957,771	King Soopers, Latino Cinema
30	Westminster City Center	Westminster	CO	2005	12/16/97	342,941	100%	4,697,128	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Gordmans
31	Enfield Commons	Enfield	CT	1990	08/10/05	252,096	100%	2,906,657	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Marshalls, Office Depot
32	Stop & Shop Plaza	Enfield	CT	1988	12/19/05	111,265	98%	1,520,521	Stop & Shop
33	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	82%	1,850,007	Costco, Dick’s Sporting Goods	Home Depot
34	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	262,056	94%	1,707,256	Marshalls, Wal-Mart
35	Chamberlain Plaza	Meriden	CT	2004	08/10/05	53,464	100%	1,021,122	Circuit City
36	Turnpike Plaza	Newington	CT	2004	08/10/05	151,095	100%	2,245,377	Dick’s Sporting Goods, Price Chopper
37	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,439,093	Barnes & Noble, Bernie’s, Staples
38	Queen Plaza	Southington	CT	2004	08/10/05	171,989	100%	1,827,887	Bed Bath & Beyond, Bob’s Furniture, T.J. Maxx

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
39	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	98%	2,085,691	Pretty Woman, Super Stop & Shop
40	Waterford Commons	Waterford	CT	2004	08/10/05	237,082	98%	3,996,801	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flanigan
41	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	100%	943,737	Office Depot, Old Country Buffet
42	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,444,132	Belk’s, Sears
43	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	97%	1,121,151	Bealls Outlet, Big Lots, Publix
44	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	647,129	CVS, Family Dollar, Winn-Dixie
45	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,270,899	Walgreens, Winn-Dixie
46	Fashion Square	Orange Park	FL	1996	05/04/06	36,029	100%	825,513	Carrabba’s Italian Grill, Miller’s Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	American Flooring
47	Panama City Square	Panama City	FL	1992	06/25/03	289,119	99%	1,878,212	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
48	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	100%	200,942	Tractor Supply Company
49	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	484,486	Walgreens, Winn-Dixie
50	Cobblestone Village	Royal Palm Beach	FL	2005	05/04/06	33,207	100%	846,048	Crispers	SuperTarget
51	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,238,083	Bealls, Publix, Ross Dress for Less
52	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	437,752	Big Lots, Dollar General
53	Albany Plaza	Albany	GA	1995	05/12/94	114,169	99%	627,999	Big Lots, Harveys
54	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	98%	958,450	Belk’s, Harveys
55	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	100%	181,768	-	Wal-Mart, Winn-Dixie
56	Cordele Square	Cordele	GA	2002	07/11/90	126,427	89%	543,528	Belk’s, Goody’s, Harvey Foods
57	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	97%	565,769	BI-LO, Family Dollar
58	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	100%	786,495	Publix
59	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	96%	964,215	Ace Hardware, Bealls Outlet, Fred’s, Kroger
60	Wisteria Village	Snellville	GA	2004	10/11/95	176,652	99%	1,091,574	Hobby Lobby, Kmart
61	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	221,942	Harveys
62	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	215,977	Aaron Rents, Big Lots
63	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	95%	1,720,372	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
64	Marketplace at Matteson	Matteson	IL	2000	02/02/06	309,864	93%	1,952,736	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods
65	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	632,035	Fashion Bug Plus, Kroger
66	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	87%	351,197	Family Dollar, Lo Bill Foods
67	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	96%	913,241	JC Penney	Sears
68	Green River Plaza	Campbellsville	KY	1989	03/08/96	203,239	99%	1,086,398	Goody’s, JC Penney, Kroger
69	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	824,916	Kmart, Staples
70	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
71	Springhurst Towne Center	Louisville	KY	1997	08/10/05	422,035	100%	4,988,648	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
72	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	95%	366,444	JC Penney
73	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
74	Chicopee Marketplace	Chicopee	MA	2005	05/04/06	116,220	100%	1,666,194	Marshalls, Staples	Home Depot, Wal-Mart
75	Easton Village	Easton	MA	2003	08/10/05	101,099	96%	1,828,702	CVS, Roche Bros.
76	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	92%	298,025	Fashion Bug	Hannaford Bros., Wal-Mart
77	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe’s	Wal-Mart Supercenter
78	BJ’s Plaza	Portland	ME	1991	08/10/05	104,233	100%	698,361	BJ’s Wholesale Club
79	Delta Center	Lansing	MI	2005	12/12/95	186,246	89%	1,803,900	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, T.J. Maxx
80	Fashion Corner	Saginaw	MI	2004	12/12/95	179,678	89%	1,481,671	Bed Bath & Beyond, Best Buy, Dunham’s
81	Green Acres	Saginaw	MI	1995	12/12/02	271,506	81%	1,272,419	A.J. Wright
82	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,268,902	Sheena Value Land, Wal-Mart
83	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	744,043	A.J. Wright, Dollar Tree, Dunhams, Save-a-Lot
84	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	379,819	Books-A-Million, Georgia Carpet Outlet, Office Depot	Kroger
85	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
86	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,273,412	Borders, Golf Galaxy, Lowes Foods, McFayden Music
87	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,165,351	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
88	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	100%	218,870	Food Lion
89	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
90	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	97%	1,539,443	Circuit City, Goody’s, Office Depot, T.J. Maxx
91	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	92%	2,405,319	Citi Trends, Lowes Foods, Office Depot
92	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	95%	689,229	Mattress Firm, Natural Health Superstore, Office Max

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

93	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,966,137	JC Penney Home Store, Jordan’s Warehouse, PETCO	Home Depot
94	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,332	Jo-Ann Fabrics, Shaw’s	Wal-Mart
95	Dover Park Plaza	Yardville	NJ	2005	01/28/00	56,808	100%	728,749	CVS
96	Ladera	Albuquerque	NM	1982	03/01/02	126,012	81%	921,458	Brook’s Supermarket, Dollar Tree
97	University Mall	Canton	NY	1967	01/01/76	81,027	100%	369,544	Rexford’s Hardware, Wisebuys
98	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,340,898	Wegmans
99	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,062,522	A.C. Moore, T.J. Maxx
100	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,809,318	Wal-Mart, Wegmans
101	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
102	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	230,900	94%	1,008,090	Big Lots, Kmart
103	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	642,354	100%	9,190,624	A&P, Barnes & Noble, Best Buy, Levitz, Linens ‘n Things, Marshalls, PetsMart, United Artists, Wal-Mart	Home Depot
104	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Tractor Supply Company
105	Galleria Commons	Henderson	NV	2005	06/09/98	275,013	95%	2,694,991	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
106	Southland Shopping Center	Middleburg Heights	OH	2002	11/10/05	708,753	96%	5,731,766	BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc’s, Steve & Barry’s
107	Southland South	Middleburg Heights	OH	1970	11/10/05	56,170	90%	395,761	Laser Adventure
108	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	468,400	Chief Supermarket, Rite Aid
109	Tops Plaza	North Olmstead	OH	2002	11/10/05	70,003	100%	1,045,354	Tops Market
110	Tops Plaza	North Ridgeville	OH	2002	11/10/05	60,830	100%	856,259	Tops Market
111	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	96%	1,739,892	Michaels, Old Navy, Sun City Furniture
112	Streetsboro Crossing	Streetsboro	OH	2002	11/10/05	77,900	100%	1,017,650	Tops Market	Lowes, Target
113	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,490,836	Big Lots, Pathmark
114	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,439,316	Kmart, Weis Markets
115	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	409,131	Chuck E. Cheese, Dunham’s, Staples
116	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	613,162	Hallmark, Redner’s Warehouse Market	Kmart
117	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	05/04/06	309,770	100%	1,850,575	Wal-Mart Supercenter
118	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
119	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	96%	643,376	Dollar General, Home Goods
120	Island Plaza	James Island	SC	2004	10/06/97	171,224	100%	1,092,613	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
121	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	301,532	Advance Auto, Dollar General, Duron Paints, Imaginations
122	Remount Village	North Charleston	SC	1996	11/13/96	60,238	98%	551,116	BI-LO
123	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	95%	369,194	Food Lion, Goodwill
124	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	95%	573,793	Food Lion
125	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	276,699	Auto Zone, Cal Spas and Pools, Dollar General
126	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature Home, Babies R Us, Michaels
127	Suburban Plaza	Knoxville	TN	1997	08/10/05	127,239	97%	1,330,615	Barnes & Noble, Toys R Us
128	Lion’s Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,227,122	Office Max, Stein Mart
129	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	100%	279,233	Food Lion
130	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	97%	1,081,698	Wal-Mart Supercenter
131	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	826,451	Kroger, Walgreens
132	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,549	75%	1,158,307	Sprouts Farmer Market
133	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	874,662	Kroger
134	Inwood Forest	Houston	TX	1997	03/01/02	77,553	92%	680,061	Cox’s Foodarama
135	Jones Plaza	Houston	TX	2000	03/01/02	111,355	94%	1,133,368	24 Hour Fitness, Hancock Fabrics
136	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,153,483	Big Lots, Hobby Lobby
137	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	96%	1,186,831	Fallas Paredes, La Canasta Furnishings
138	Orange Grove	Houston	TX	2005	03/01/02	190,811	96%	1,410,413	24 Hour Fitness, Floor Décor
139	The Crossing at Fry Road	Katy	TX	2005	03/01/02	233,517	100%	1,973,943	Hobby Lobby, Kroger, Palais Royal, Stein Mart
140	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	97%	862,158	Bealls (Stage), H.E.B.	Kmart
141	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	93%	1,015,442	Palais Royal, Randalls
142	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	950,687	Big Lots, Palais Royal	Hobby Lobby
143	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	89%	863,440	Babies R Us, Chuck E. Cheese
144	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	1,021,827	Wal-Mart
145	Valley Commons	Salem	VA	1988	08/10/05	45,580	93%	348,821	Food Lion
146	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	149,702	99%	1,256,018	Office Depot, The North Carolina Company

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

147	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
148	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	86%	576,747	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
149	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	93%	1,077,088	—
150	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,118,362	Big Lots, Kroger, Peebles
151	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
152	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	599,176	Kmart

	NP/I&G Institutional Retail Company, LLC (8)
153	The Plaza at EastChase	Montgomery	AL	2003	11/10/05	112,285	90%	1,266,318	Cost Plus World Market, PetsMart, Pier 1 Imports, Ross Dress for Less	Kohl’s, Target
154	The Shoppes at EastChase	Montgomery	AL	2002	11/10/05	251,517	97%	4,437,618	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Gap, Linens ‘n Things	Dillard’s
155	New London Mall	New London	CT	2000	03/10/05	260,396	92%	3,172,325	Home Goods, Marshalls, ShopRite
156	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,563,422	Bealls, Sears, Stein Mart, T.J. Maxx
157	Conyers Crossroads	Conyers	GA	2000	03/22/04	458,895	96%	4,692,999	Belk’s, Carmike Cinemas, Circuit City, Kohl’s, Old Navy
158	Village Shoppes of Flowery Branch	Flowery Branch	GA	2002	07/22/04	92,985	98%	1,158,525	Publix
159	Village Shoppes of East Cherokee	Woodstock	GA	2003	05/20/04	128,667	91%	1,781,076	Publix
160	Rolling Meadows	Rolling Meadows	IL	1990	11/29/05	130,436	98%	1,648,389	Jewel-Osco
161	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	85%	943,139	Marshalls	Kroger, Target
162	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,996,355	Bally Total Fitness, DSW, Stop & Shop
163	Skytop Pavilion	Cincinnati	OH	1999	11/22/04	133,631	90%	1,555,029	biggs, Gold’s Gym
164	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	100%	3,887,449	Office Depot, Old Navy, Ross Dress for Less, Ultimate Electronics	Lowe’s
165	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	176,973	100%	2,330,312	Linens ‘n Things, The Tile Shop,Ukrops Supermarket, Victory Lady	Bloom Brothers Furniture
						25,885,143	96%	$237,576,634
	Miscellaneous Properties
	BPR Land Partnership, L.P.
1	Undeveloped land parcels (9)	Frisco	TX	—	09/28/98	LAND	—	—
	BPR South, L.P.
2	Undeveloped land parcels (10)	Frisco	TX	—	09/28/98	LAND	—	—

						—	—	—

			STABILIZED PROPERTIES			25,885,143	96%	$237,576,634

Redevelopment Properties

	Community and Neighborhood Shopping Centers
	CA New Plan Acquisition Fund, LLC
1	Miracle Mile Shopping Plaza	Toledo	OH	2006	12/21/05	296,396	75%	$1,294,413	Big Lots, Kroger, T.J. Maxx
	CA New Plan Venture Fund, LLC
2	Stone Mountain Festival	Stone Mountain	GA	2006	07/02/04	347,217	91%	1,751,543	Wal-Mart Supercenter
	Galileo America LLC (8)
3	Conway Towne Center	Conway	AR	2006	12/12/02	180,519	75%	1,073,359	JC Penney	Office Depot
	NPK Redevelopment I, LLC
4	Stateline Square	Southaven	MS	2006	10/07/05	—	—	—	—
5	Germantown Square	Memphis	TN	2006	10/07/05	—	—	—	—
6	Riverdale Square	Cordova	TN	2006	10/07/05	—	—	—	—
	Westgate Mall, LLC
7	Westgate	Fairview Park	OH	2006	02/25/05	—	—	—	Kohl’s
		REDEVELOPMENT PROPERTIES				824,132	82%	$4,119,315

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Property Portfolio

Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
New Development Properties
Community and Neighborhood Shopping Centers
Galileo America LLC (8)
1 Coastal Landing	Brooksville	FL	2006	01/10/06	—	—	—	—

	JOINT VENTURE PORTFOLIOS (8)				26,709,275	95%	$241,695,949

	TOTAL PORTFOLIO (11)				69,006,791	92%	$577,672,409

(1)    Year of most recent redevelopment or year built if no redevelopment has occurred.

(2)    Includes building square footage for ground leases.

(3)    Includes all leases in effect on June 30, 2006, including those that are fully executed, but not yet open.

(4)    Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5)    In accordance with the provisions of SFAS No. 94, this property has been included as a consolidated entity in the Company’s financial statements.

(6)    GLA for the property represents expected GLA when redevelopment is complete; ABR is based on leases executed.

(7)    Includes 100 percent of properties owned by unconsolidated joint ventures.

(8)    Includes impact of master lease agreements.

(9)    Comprised of approximately 27.1 acres of undeveloped land.

(10)  Comprised of approximately 8.4 acres of undeveloped land.

(11)  Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Managed Portfolios

Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties
Community and Neighborhood Shopping Centers
Pension Reserves Investment Management Board - Commonwealth of Massachusetts
1 Gwinnett Market Fair	Duluth	GA	1987	—	194,090	91%	2,020,580	Bed Bath & Beyond, Marshalls, T.J. Maxx
2 Mount Prospect Plaza	Mt. Prospect	IL	1987	—	299,300	96%	2,512,277	Marshalls, Walgreen’s	Wal-Mart
3 Neptune Shopping Center	Neptune Township	NJ	2005	—	215,024	99%	2,551,069	Home Goods, Marshalls, ShopRite
	TOTAL MANAGED PORTFOLIOS (5)				708,414	95%	$7,083,926

(1)    Year of most recent redevelopment or year built if no redevelopment has occurred.

(2)    Includes building square footage for ground leases.

(3)    Includes all leases in effect at June 30, 2006, including those that are fully executed, but not yet open.

(4)    Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5)    The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from the information presented in this Supplemental Disclosure.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Summary of Joint Venture Portfolios

							Company
		Joint Venture Debt							Investments in /
			Average	Average	%	%			Advances to
		Amount	Interest	Term	Fixed Rate	Variable Rate	Percent		Unconsolidated
Property Name	JV Partner	Outstanding (1)	Rate	Remaining	Debt	Debt	Ownership	Economic Structure	Ventures

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$48,175,293	5.34%	7.3 years	100%	—	30%	Increased participation after 10% return	$6,629,466
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	938,007
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	68,175,545	6.64%	5.4 years	100%	—	25%	Increased participation after 10% return	3,182,620
BPR South, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	823,103
CA New Plan Acquisition Fund, LLC (2)	Major U.S. pension fund	67,863,896	7.20%	1.1 years	—	100%	10%	Increasing participation after 10% IRR	2,646,647
CA New Plan Venture Direct Investment Fund, LLC (2)	Major U.S. pension fund	60,703,958	6.03%	5.7 years	70%	30%	10%	—	1,030,126
CA New Plan Venture Fund, LLC (2)	Major U.S. pension fund	54,846,430	6.93%	2.3 years	17%	83%	10%	Increasing participation after 12% IRR	3,264,764
Galileo America LLC	Galileo Shopping America Trust	1,261,698,763	5.53%	5.9 years	90%	10%	5%	—	34,323,155
NP/I&G Institutional Retail Company, LLC	JPMorgan Investment Management Inc.	281,662,425	4.94%	8.0 years	88%	12%	20%	Increased participation after 12% IRR	30,184,010
NP/I&G Institutional Retail Company II, LLC	JPMorgan Investment Management Inc.	—	—	—	—	—	20%	Increased participation after 10% IRR	—
NPK Redevelopment I, LLC (3)	Kmart Corporation (Sears Holding Corp.)	—	—	—	—	—	20%	Increasing participation after 10% return	1,001,481
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	26,184,186	7.00%	0.3 years	—	100%	10%	Increasing participation after 13% IRR	1,075,696
									$85,099,077
CONSOLIDATED VENTURES (4)

NewSem Tyrone Gardens LLC	The Sembler Company	$8,953,389	5.24%	2.7 years	100%	0%	90%	—	$—

(1)                Excludes unamortized premiums and discounts.

(2)                AEW serves as the advisor for the joint venture partner.

(3)                The Company has committed to contribute an additional $5.0 million to this joint venture.  Percent ownership represents the Company’s ownership interest in the joint venture subsequent to such contributions.

(4)                In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company’s financial statements.  Therefore, the Company’s equity investment balance has been eliminated and the debt associated with this property has been reported as a component of the Company’s consolidated debt amount.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended June 30, 2006

Summary of Unconsolidated Joint Venture Financials
(Unaudited, dollars in thousands, except footnotes)

	As of 6/30/06
	As Reported	Company Pro Rata Share
BALANCE SHEET

Assets:
Real estate assets	$2,925,536	$264,932
Accumulated depreciation	(117,604)	(12,267)
NET REAL ESTATE	2,807,932	252,665
Trade receivables, net of allowance for doubtful accounts	21,883	2,582
Other assets, net of accumulated amortization	180,336	16,805

TOTAL ASSETS	$3,010,151	$272,052

Liabilities:
Mortgages payable, net of unamortized premium	$1,745,454	$165,766
Credit facilities	132,266	6,613
Amounts payable to New Plan	2,429	328
Other liabilities	116,919	8,395
TOTAL LIABILITIES	1,997,068	181,102

TOTAL EQUITY	1,013,083	90,950

TOTAL LIABILITIES AND EQUITY	$3,010,151	$272,052

	Three Months Ended 6/30/06
	As Reported	Company Pro Rata Share
INCOME STATEMENT

Total revenues	$80,680	$7,514
Operating expenses	25,222	2,336
NET OPERATING INCOME	55,458	5,178

Interest expense	25,871	2,381
Depreciation and amortization	24,753	2,049
Other expense (income)	154	(64)
Gain on sale of real estate	—	—
INCOME FROM CONTINUING OPERATIONS	4,680	812

INCOME FROM DISCONTINUED OPERATIONS	704	71

NET INCOME	$5,384	$883

	Three Months Ended 6/30/06
	As Reported	Company Pro Rata Share
FUNDS FROM OPERATIONS (1)

Net income	$5,384	$883
Add:
Depreciation and amortization
Continuing operations real estate assets	24,753	2,049
Discontinued operations real estate assets	10	1
Deduct:
Loss (gain) on sale of real estate (2)	—	—
(Gain) loss on sale of discontinued operations (2)	(777)	(78)
FUNDS FROM OPERATIONS	$29,370	$2,855

(1)             FFO is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. Please refer to page 8 for additional information regarding the Company’s definition of FFO.

(2)             Excludes gain / loss on sale of land.

Includes results from direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

The above does not purport to disclose all items required under GAAP

The Company’s Form 10-Q for the quarters ended June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.